                                                                    EXHIBIT 10.3

                         ROCKEFELLER CENTER NORTH, INC.

                                                            Landlord,

                                       TO

                            WHITE & WITKOWSKY, INC.,

                                                            Tenant.

                             -----------------------
                                      LEASE
                               Dated June 21, 1988
                             -----------------------

                         ROCKEFELLER CENTER NORTH, INC.
                           1230 AVENUE OF THE AMERICAS
                              NEW YORK, N.Y. 10020

EJR:LK

Lease, dated June 21, 1988 between ROCKEFELLER CENTER NORTH, INC., a New York corporation, having an office at No. 1230 Avenue of the Americas, New York, N.Y. 10020 (herein called "the Landlord"), and WHITE & WITKOWSKY, INC., a New York corporation, c/o The New York Restaurant Group, Inc., No. 1114 First Avenue, New York, N.Y. 10021

                                                   (herein called "the Tenant"),

                                  Witnesseth:

      FIRST. Demise of Premises, Term and Rent. The Landlord does hereby lease and demise to the Tenant, and the Tenant does hereby hire and take from the Landlord, subject and subordinate to the underlying mortgages (as defined in Article Thirteenth hereof), and upon and subject to the covenants, agreements. terms, provisions and conditions of this Lease, for the term hereinafter stated, the space(s) substantially as shown hatched on the diagram(s) attached hereto as Exhibit A and designated as shop 'S' and shop 'G-1' on the Street Floor; and shop 'B' and shop 'G-2' on the Mezzanine Floor of the building known as 111 West 50th Street and 1271 Avenue of the Americas (herein called "the Building"), situated upon a plot of land (herein called "the Land"), in the Borough of Manhattan, New York, N.Y., together with all fixtures, equipment, improvements, installations and appurtenances which at the commencement of or during the term of this Lease are thereto attached (except items not deemed to be included therein and removable by the Tenant as provided in Article Fourth hereof); which space(s), fixtures, equipment, improvements, installations and appurtenances are herein sometimes called "the premises".

      The term of this Lease shall commence on October 1, 1988 (subject to Article Second hereof) or on such earlier date as the Tenant shall occupy the space(s) above designated with the consent of the Landlord (such date for the commencement of the term hereof being herein called "the term commencement date") and shall end on September 30, 2009 or on such earlier date upon which said term may expire or be terminated pursuant to any of the conditions of limitation or other provisions of this Lease or pursuant to law.

      The premises shall be used for the following, but no other, purpose, namely: the operation of a first class restaurant of the class and style of Smith & Wol1ensky, The Manhattan Ocean Club and The Post House, serving food, liquor, wine and beer for on-premises consumption, such restaurant to be in 2 separate sections under a common theme and decor (similar to I Smith & Wollensky and Wollensky's Grill) and with clearly related names.

      The rent reserved under this Lease for the term hereof shall be and consist of (a) fixed rent, at the following rate(s), namely: $405,900.00 per annum during the period from the term commencement date to and including September 30, 1993; $510,515.00 per annum during tee period from October 1, 1993 to and including September 30, 1998; $601,400.00 per annum during the period from October 1, 1998 to and including September 30, 2003; and $711,110.00 per annum thereafter, payable in equal monthly installments in advance on the first day of each and every calendar month of the term hereof for which fixed rent is reserved as aforesaid (except that, if the term commencement date shall be other than the first day of a calendar month, the first monthly installment of fixed rent, apportioned for the part month in question, shall be payable on the term commencement date and except that the Tenant shall pay, upon the execution of this Lease by the Tenant, $ None to be applied against the first installment or installments of fixed rent coming due hereunder), plus (b) the additional rent and the percentage rent (if any) hereunder payable as hereinafter provided; all to be paid to the Landlord, at its office, or at such other place or places as the Landlord shall designate to the Tenant, in lawful money of the United States of America; provided, however, that, notwithstanding the foregoing, the fixed rent payable hereunder shall be abated in the aggregate amount of $418,909.62, which abatement shall be applicable to the first installment or installments of fixed rent becoming due hereunder. (See Rider 'A' attached to this Lease).

Rider 'A' attached to and forming a part of Lease dated June 21, 1988, between ROCKEFELLER CENTER NORTH, INC., as the Landlord and WHITE & WITKOWSKY, INC., as the Tenant.

In the event the term commencement date does not occur on or prior to November 1, 1988, then in such event the term of this Lease shall end on the day preceding the twenty-first anniversary of the term commencement date and the rates of fixed rent payable hereunder shall be adjusted so that the rate of $405,900.00 per annum shall run from the term commencement date to and including the day preceding the fifth anniversary of the term commencement date, the rate of $510,515.00 per annum shall run from the fifth anniversary of the term commencement date to and including the day preceding the tenth anniversary of the term commencement date, the rate of $601,400.00 per annum shall run from the tenth anniversary of the term commencement date to and including the day preceding the fifteenth anniversary of the term commencement date, and the rate of $711,110.00 per annum shall run thereafter. If for any reason the term commencement date shall not occur on or prior to March 1, 1989, then in such event the Tenant may elect to terminate this Lease and the term and estate hereby granted by giving to the Landlord notice thereof specifying the date for such termination, which specified date shall not be less than 30 days after the giving of such notice and the term and estate hereby granted shall terminate on the date specified therefor in such notice, except that, if the term commencement date shall occur prior to the date so specified in such notice, then such notice of termination shall be deemed ineffective and this Lease and the term and estate hereby granted shall remain in full force and effect as if such notice had never been given.

      If the CPI in effect for the month of December immediately preceding January 1, 1990 and any January 1 thereafter (herein called an "Adjustment Date") shall be greater than the CPI in effect for the month of December immediately preceding the January 1 occurring one year prior to such Adjustment Date (herein called an "Applicable Standard Dare"), then the aggregate fixed rent payable hereunder shall be increased as of such Adjustment Date by an amount equal to 25% the product obtained by multiplying the annual rate of fixed rent in effect on the day preceding such Adjustment Date (without giving effect to any abatement of fixed rent other than an abatement under Article Tenth hereof) by the percentage by which the CPI in effect for the month of December immediately preceding such Adjustment Date exceeds the CPI in effect for the month of December immediately preceding such Applicable Standard Date. Notwithstanding the foregoing, the percentage used in determining the amount of such increase as of any Adjustment Date shall be the lesser of (i) the percentage as determined pursuant hereto, or (ii) 8%, it being understood that in no event shall such increase exceed 2% of the aggregate fixed rent as of any Adjustment Date. The term "CPI" shall mean as of any particular date the Consumer Price Index for All Urban Consumers for New York, N.Y. - Northeastern, N.J. published by the Bureau of Labor Statistics of the U.S. Department of Labor with a 1967 = 100 base; provided, however, that (a) if such index (or any index substituted therefor as hereinafter provided) shall cease to be published, then for the purposes of this paragraph there shall be substituted for such index such other index of a similar kind published by a governmental or other nonpartisan organization as may be reasonably selected by the Landlord, (b) if there is any change in the computation of said index or of any such substituted index (including a change in the base year or included items), then for the purposes of this paragraph such index as so changed shall be substituted for the index in effect prior thereto, and (c) if the base period or date for any such substituted index is prior to an Adjustment Date but on or subsequent to the immediately preceding Applicable Standard Date, then such substituted index shall for all purposes of any computation under this paragraph with respect to such Adjustment Date be recomputed to arrive at the substituted index for the December immediately preceding such Applicable Standard Date and such other adjustments shall be made as shall be required, if any, to carry out the intent of this paragraph, all in such manner as shall be reasonably determined by the Landlord.

      The Tenant shall pay the fixed rent, additional rent and percentage rent (if any) as and when the same shall become due and payable as herein provided, without demand therefor, and without any setoff or deduction whatsoever, and shall keep, observe and perform, and shall permit no violation of, each and every of the covenants, agreements, terms, provisions and conditions herein contained on the part of the Tenant to be kept, observed and performed.

      In determining the rentable area of the Building or any portion thereof pursuant to any provision of this Lease, the rentable area of the Building or such portion, as the case may be, shall be the rentable area thereof in square feet determined in accordance with the Standard Method of Floor Measurement for Office Buildings approved by The Real Estate Board of New York, Inc., which became effective on April 16, 1968.

      SECOND. Completion and Occupancy. The Tenant has examined and shall accept the premises in their existing condition and state of repair and understands that no work is to be performed by the Landlord in connection therewith except such work, if any, as the Landlord may be required to do by the terms hereof in the layout or finish of the premises. If the Landlord shall be required by the terms hereof to do any work in the layout or finish of the premises, the Landlord, either through its own employees or through a contractor or contractors to be engaged by it for such purpose, will proceed with due dispatch, subject to delay by causes beyond its reasonable control and to the vacating and surrendering of the premises by any present occupant thereof, to do all of such work during regular working hours and will exercise all reasonable efforts to complete all of such work not later than the specific date hereinabove designated for the commencement of the term hereof. If the Landlord is required by the terms hereof to do any such work without expense to the Tenant and the cost of such work is increased due to any delay resulting from any act or omission of the Tenant, its agents or employees, the Tenant shall pay to the Landlord an amount equal to such increase in cost.

      Unless otherwise specifically provided herein, if the premises shall not be available for occupancy by the Tenant on the specific date hereinabove designated for the commencement of the term hereof for any reason, including noncompletion by the Landlord of such work as it shall be required by the terms hereof to do in connection with the layout or finish of the premises, then this Lease shall not be affected thereby but, in such; case, said specific date shall be deemed to be postponed until the date when the premises shall be available for occupancy by the Tenant, provided, however, that there shall be no such postponement of said specific date for any period of delay in the availability of the premises for occupancy by the Tenant which shall be due to (a) any act or omission of the Tenant, its agents or employees, including, without limitation, delays due to changes in or additions to any work to be done by the Landlord as aforesaid or delays in submission of information, approving working drawings or estimates or giving authorizations or approvals, (b) any additional time for completion of such work which may be required because of the inclusion in such work of any work which may hereinafter be defined as "Special Work", or (c) the noncompletion by the Landlord of any work, whether in connection with the layout or finish of the premises or otherwise, which the Landlord is not required to do by the terms hereof until after the term commencement date, it being understood that the Tenant shall have no claim against the Landlord, and the Landlord shall have no liability to the Tenant, by reason of any such postponement of said specific date. No part of the premises shall be deemed unavailable for occupancy by the Tenant, nor shall any work which the Landlord is obligated to perform in such part of the premises be deemed incomplete for the purpose of any adjustment of fixed rent payable hereunder, solely due to the noncompletion of details of construction, decoration or mechanical adjustments which are minor in character and the noncompletion of which does not materially interfere with the Tenant's use of such part of the premises. Pursuant to Section 223-a of the Real Property Law of the State of New York and notwithstanding any other law of like import now or hereafter in force, the parties hereto expressly provide that, if the premises are not available for occupancy by the Tenant on the term commencement date due to any cause of the nature referred to in the preceding clause (a), (b) or (c) of this paragraph, the Tenant, except with the consent of the Landlord, shall not be entitled to possession of the premises until the same are available for occupancy by the Tenant and there shall be no abatement of fixed rent by reason thereof and the Tenant shall not have any claim against the Landlord nor any right to rescind this Lease, and the Landlord shall have no liability to the Tenant, by reason thereof.

      The Tenant by entering into occupancy of any part of the premises shall be conclusively deemed to have agreed that the Landlord, up to the time of such occupancy, had performed all of its obligations hereunder with respect to such part and that such part, except for latent defects and except for minor details of construction, decoration and mechanical adjustment referred to above, was in satisfactory condition as of the date of such occupancy, unless within 10 days after such date the Tenant shall give notice to the Landlord specifying the respects in which the same was not in such condition.

      THIRD. Use of Premises. The Tenant shall not, except with the prior consent of the Landlord, use, or suffer or permit the use of, the premises or any part thereof for any purpose other than the use hereinabove specifically mentioned, provided, however, anything in this Lease to the contrary notwithstanding, that the portions, if any, of the premises which are identified as toilets or utility areas shall be used by the Tenant only for the purposes for which they are designed and the portions, if any, of the premises which are identified as storage areas shall be used only for storage purposes.

      The Tenant shall not use, or suffer or permit the use of, the premises or any part thereof in any manner or for any purpose or do, bring or keep anything, or suffer or permit anything to be done, brought or kept, therein (including, but not limited to, the installation or operation of any electrical, electronic or other equipment) (i) which would violate any covenant, agreement, term, provision or condition of this Lease or is unlawful or in contravention of the Certificate of Occupancy for the Building, or (ii) which in the reasonable judgment of the Landlord may in any way materially interfere with any of the Building services or the proper and economic heating, air conditioning, cleaning or other servicing of the Building or the premises or materially impair or interfere with the use of any of the other areas of the Building by, or occasion material discomfort, inconvenience or annoyance to, any of the other tenants of the Building or materially impair the appearance of the Building; nor shall the Tenant use, or suffer or permit the use of, the premises or any part thereof in any manner, or do, or suffer or permit the doing of, anything therein or in connection with the Tenant's business or advertising which, in the reasonable judgment of the Landlord, may be prejudicial to the business of the Landlord or the reputation of the Landlord or the Building or reflect unfavorably on the Landlord or the Building or confuse or mislead the public as to any connection or relationship between the Landlord and the Tenant.

      Unless otherwise specifically provided in this Lease, the Tenant, except in each case with the prior consent of the Landlord, will not use, or suffer or permit the use of, the premises or any part thereof for any of the following purposes, whether or not incidental to the Tenant's business, namely: (a) manufacturing of any kind, (b) the business of a commercial bank, a savings bank, a savings and loan association, a building and loan association, a trust company or any other business which, under the banking laws of the United States of America or the State of New York, may be carried on only by persons, firms or corporations authorized so to do under the provisions of such laws, (c) the business of a dealer or broker in, or underwriter of, stocks, bonds or other securities of any kind whatsoever, (d) or (e) an auction of any kind.

      If any governmental license or permit shall be required for the proper and lawful conduct of any business or other activity carried on in the premises, and if the failure to secure such license or permit would, in any way, affect the Landlord, the Tenant shall procure and thereafter maintain such license or permit, submit the same to inspection by the Landlord, and comply with the terms and conditions thereof.

      The Tenant hereby covenants and agrees that, except to designate the Tenant's business address (and then only in a conventional manner and without emphasis or display), the Tenant will not use the name "Time & Life Building" or any simulation or abbreviation of such name for any purpose whatsoever. The Tenant will discontinue using such name and any simulation or abbreviation thereof for the purpose of designating the Tenant's business address, within 30 days after the Landlord or Time, Incorporated, one of the tenants in the Building, shall notify the Tenant that the Building is no longer known by such name. The Tenant expressly acknowledges that its covenants made in this paragraph are made for the benefit of said Time, Incorporated, as well as for the benefit of the Landlord, and may be enforced by said Time, Incorporated, as well as by the Landlord.

      FOURTH. Fixtures, etc., Not to be Removed. All fixtures, equipment, improvements and installations attached to, or built into, the premises at the commencement of or during the term hereof, whether or not installed at the expense of the Tenant or by the Tenant, shall be and remain part of the premises and be deemed the property of the Landlord and shall not be removed by the Tenant, except as otherwise expressly provided in this Lease. All electric, plumbing, heating, sprinkling, dumbwaiter, elevator, fixtures and outlets, venetian blinds, partitions, railings, gates, doors, vaults, stairs, paneling (including display cases and cupboards recessed in paneling), molding, shelving, radiator enclosures, flooring, and ventilating, silencing, air conditioning and cooling equipment shall be deemed to be included in such fixtures, equipment, improvements and installations, whether or not attached to or built into the premises. Anything hereinbefore in this Article contained to the contrary notwithstanding, any fixture, equipment, improvement or installation furnished and installed in any part of the premises (whether or not attached thereto or built therein) at the sole expense of the Tenant (and with respect to which no credit or allowance shall have been granted to the Tenant by the Landlord, other than the abatement of fixed rent provided in the fourth paragraph of Article First hereof, and which was not furnished and installed in replacement of an item which the Tenant would not be entitled to remove in accordance with this Article) may be removed from the Building by the Tenant prior to the expiration of the term hereof with respect to such part and, if and to the extent requested by the Landlord (either prior to or not more than 30 days after such expiration), shall be removed from the Building by the Tenant not later than such expiration unless such request is made after such expiration (or is made prior to such expiration and the Tenant acting with reasonable promptness is not able to so remove the same prior to such expiration), in which event the same shall be so removed by the Tenant with reasonable promptness after the receipt of such request. The cost of repairing any damage to the premises or the Building arising from such removal shall be paid by the Tenant upon demand. If any fixture, equipment, improvement or installation which as aforesaid may or is required to be removed by the Tenant is not so removed within the time above specified therefor, then the Landlord may at its election deem that the same has been abandoned by the Tenant to the Landlord, but no such election shall relieve the Tenant of its obligation to pay the cost and expense of removing the same or the cost of repairing damage arising from such removal.

      All the perimeter walls of the premises, any balconies, terraces or roofs adjacent to the premises (including any flagpoles or other installations on said walls, balconies, terraces or roofs), and any space in the foregoing provisions of this paragraph, the Tenant agrees that the exterior facade of the restaurant occupying the premises shall be maintained at all times during the [illegible] by the landlord.

      Rider 'B' attached to and forming a part of Lease dated June 21, 1988, between Rockefeller Center North, Inc., as the Landlord, and White and Witkowsky, Inc., as the Tenant.

      "FIFTH. Electric Current and Water. The Landlord shall furnish, through the existing transmission facilities installed by it in the Building, alternating electric current to the premises in such reasonable quantity as may be required for the Tenant's ordinary use of the premises for the purposes herein specified. Such alternating electric current shall be measured by a meter or meters provided and installed by the Landlord at the expense of the Landlord at such location or 1ocations as the Landlord shall select and the Tenant shall pay to the Landlord, as billed by the Landlord, at the end of each billing period of the public utility company then supplying such alternating electric current to the Building an amount which shall be the sum of (i) 106% of the product obtained by multiplying the actual number of kilowatt hours of electric current consumed by the Tenant in such billing period by a fraction having as its numerator the amount charged the Building by said public utility for the total number of kilowatt hours consumed by the Billing of such billing period and as its denominator said total number of kilowatt hours so consumed by billing period, plus (ii), any taxes applicable to the amount determined pursuant to the foregoing clause (i).

      The Landlord may, at its option, upon not less than 60 days' prior notice to the Tenant, discontinue the furnishing of electric current to the premises or any part thereof and, in such event, the Tenant shall contract for the supplying of such electric current thereto with the public service company supplying electric current to the neighborhood and the Landlord shall permit its risers, conduits and feeders serving the premises, to the extent available, suitable and safely capable, to be used for the purpose of supplying such electric current.

      If the Tenant shall require electric current for use in the premises in excess of such reasonable quantity to be furnished as provided in this Lease and if, in the Landlord's judgment, such excess requirements cannot be furnished unless additional risers, conduits, feeders, switchboards and/or appurtenances are installed in the Building, the Landlord, upon request of the Tenant, will proceed with reasonable diligence to install such additional risers, conduits, feeders, switchboards and/or appurtenances provided the same and the use thereof shall be permitted by applicable laws and insurance regulations and shall not cause permanent damage or injury to the Building or the premises or cause or create a dangerous or hazardous condition or entail excessive or unreasonable alterations or repairs or interfere with or disturb other tenants or occupants of the Building, and the Tenant shall pay all costs and expenses incurred by the Landlord in connection with such installation and shall maintain on deposit with the Landlord such security for the payment by the Tenant of all such costs and expenses as the Landlord shall from time to time request. The Tenant shall purchase and install all lamps, starters and ballasts (including replacements thereof) used in the lighting fixtures in the premises.

      Water will be furnished by the Landlord for normal use in lavatory and toilet facilities, if any, in the premises. Where any water is otherwise furnished or any steam is furnished by the Landlord, the Tenant shall pay (i) the cost of supplying, installing and maintaining a meter to measure the water or steam so furnished, (ii) the reasonable charges of the Landlord for the water or steam so furnished and, in the case of water, for any required pumping and heating thereof, and (iii) any taxes, sewer rent or other charges which may be imposed by any government or agency thereof based upon the quantity of water or steam so furnished or the charge therefor.

      The Landlord shall in no way be liable for any failure, inadequacy or defect in the character or supply of electric current, water or steam furnished to the premises except for actual damage suffered by the Tenant by reason of any such failure, inadequacy or defect caused by the wilful misconduct or negligence of the Landlord.

      When requested by the Tenant within 6 months following the receipt by it of any bill for alternating electric current, the Landlord, in, substantiation of its determination of the amounts set forth in said bill, will furnish to the Tenant such additional information as reasonably may be required for such purpose, and, as may be necessary for the verification of such information, will permit the pertinent records of the Landlord to be examined by an officer of the Tenant or by such independent certified public accountant as the Tenant may designate; it being expressly understood that the Landlord shall be under no duty to preserve any such records, or any data or material related thereto, beyond such time as shall be its customary practice with respect thereto."

SIXTH. Various Covenants. The Tenant shall:

      (a) take good care of the premises, keep clean the portions of the premises which the Landlord is not required by this Lease to clean, and pay the cost of making good any injury, damage or breakage (including, without limitation, the cost of removing stains from floors and walls) done by the Tenant or by the employees, licensees or invitees of the Tenant, other than any damage with respect to which the Tenant is released from liability pursuant to the third paragraph of Article Ninth hereof;

      (b) observe and comply with the rules and regulations annexed hereto and such other and further reasonable rules and regulations as the Landlord hereafter at any time may make and communicate to the Tenant, and which, in the judgment of the Landlord, shall be necessary or desirable for the reputation, safety, care or appearance of the Building, or the preservation of good order therein, or the operation or maintenance of the Building, or the equipment thereof, or the comfort of tenants or others in the Building; provided, however, that in the case of any conflict between the provisions of this Lease and any such rule or regulation, the provisions of this Lease shall control;

      (c) permit (but, except in the case of an emergency, only upon request, which may be oral, made to the Tenant or an employee of the Tenant at the premises) the Landlord and any mortgagee under any of the underlying mortgages, and their representatives, to enter the premises at such hours as shall not unreasonably interfere with the Tenant's business, for the purposes of inspection and permit them or any of their agents or contractors so to enter for the purpose of complying with any law, order or requirement of any governmental authority or insurance body, or exercising any right reserved to the Landlord under Article Eighth hereof or elsewhere by this Lease;

      (d) make no claim against the Landlord for any injury or damage to the Tenant or to any other person or for any damage to, or loss (by theft or otherwise) of, or loss of use of, any property of the Tenant or of any other person irrespective of the cause of such injury, damage or loss, unless caused by the negligence or wilful misconduct of the Landlord, its agents, servants or employees, in the operation or maintenance of the premises or the Building, it being understood that no property other than such as might normally be

Rider 'C' attached to and forming a part of Lease dated June 21, 1988 between ROCKEFELLER CENTER NORTH, INC., as the Landlord, and WHITE & WITKOWSKY, INC., as the Tenant.

      (e) anything herein to the contrary notwithstanding, make no alteration, change, addition, improvement, repair or replacement in, to, or about, the premises, and do no work in such connection (herein called a "Tenant Change"), without in each case the prior consent of the Landlord, and then only at the Tenant's expense and by workmen of the Landlord or by workmen and contractors selected and employed by the Tenant, and in a manner and upon terms and conditions and at times, satisfactory to and approved in writing by the Landlord, which consents and approvals shall not be unreasonably withheld or delayed, except in the case of any alteration, improvement, repair or replacement in or to the foundation, exterior walls or roof of the Building; each Tenant change shall at all times comply with (1) all applicable rules, regulations and orders of any and all governmental authorities or insurance bodies having jurisdiction with respect thereto, (2) the reasonable rules and regulations of the Landlord pertaining to the performance thereof, and (3) drawings and specifications prepared by and at the expense of the Tenant and approved by the Landlord prior to the execution of the work provided for therein, which approval shall not be unreasonably withheld; provided, however, that no such approval or consent hereinabove referred to in this subparagraph shall be required in connection with any Tenant Change which does not involve a structural change nor affect the proper and efficient operation of the air conditioning, air cooling, ventilation, plumbing, electrical, heating or other systems of the Building, and the Tenant shall not be required to obtain the Landlord's prior approval to any drawings or specifications for any such Tenant Change provided that the Tenant notifies the Landlord in reasonable detail of the nature thereof within a reasonable time after the completion thereof;

      (f) make no contract, nor employ any labor in connection with the maintenance, cleaning or other servicing of the premises (herein called a "Tenant Service") without the prior consent of the Landlord, which consent shall not be unreasonably withheld;

      (g) not permit the use of any contractors, workmen, labor, material or equipment in the performance of any Tenant Change or any Tenant Service if the use thereof, in the Landlord's reasonable judgment, will disturb harmony with any trade engaged in performing any other work, labor or service in or about the Building or contribute to any labor dispute;

      (h) promptly and duly pay all costs and expenses incurred for or in connection with any Tenant Change or any Tenant Service and, if any mechanic's lien or other lien therefor shall be created against the Building or the Land, such lien shall be discharged by the Tenant within 10 days after notice to it by payment, bonding or otherwise as provided by law;

      (i) permit no work to be undertaken in connection with any Tenant Change or any Tenant Service unless insurance protecting the Tenant and each of the Tenant's contractors and subcontractors, and also protecting the Landlord and any mortgagee of the Building and/or the land, against liability for workmen's compensation and for bodily injuries and death, as well as for property damage arising out of or in connection with the performance and completion of such work shall be procured and maintained in full force and effect throughout the prosecution thereof, at the sole cost and expense of the Tenant and/or its contractors and subcontractors; all such insurance to be as to form, in amounts and with insurers as may be approved by the Landlord (which approval shall not be unreasonably withheld) and any mortgagee of the Building and/or the Land, to each of whom the Tenant will furnish certificates of such insurance, if so requested by the Landlord, prior to the commencement of such work;

brought upon or kept in the premises as an incident to the reasonable use of the premises for the purposes herein specified will be brought upon or kept in the premises;

      (See Rider 'C' attached to this Lease)

(j) not violate, or permit the violation of, any condition imposed by the standard fire insurance policy issued for office buildings in the Borough of Manhattan, New York, N.Y., and not do, suffer or permit anything to be done, or keep, suffer or permit anything to be kept, in the premises, which would increase the fire or other casualty insurance rate on the Building or property therein, or which would result in insurance companies of good standing refusing to insure the Building or any such property in amounts and against risks as reasonably determined by the Landlord. The Landlord acknowledges that the normal intended use and operation of the premises for the purposes set forth in Article First hereof sha11 not be deemed to violate this covenant;

(k) permit (but only upon request, which may be oral, made to the Tenant or an employee of the Tenant at the premises) the Landlord to show the premises at reasonable times during Business Hours (as hereinafter defined) to any lessee, or any prospective purchaser, lessee, mortgagee or assignee of any mortgage, of the Building and/or the Land and their representatives, and during the period of 12 months next preceding the date of expiration of the term hereof with respect to any part of the premises similarly show such part to any person contemplating the leasing of all or a portion of the same;

(l) at the expiration or any earlier termination of the full term hereof with respect to any part of the premises, terminate its occupancy of, and quit and surrender to the Landlord, such part of the premises broom-clean and in as good condition as it was at the commencement of such term, except for (1) ordinary wear and tear, (2) loss or damage by fire or other casualty which shall not have been occasioned by the fault of the Tenant or with respect to which the Tenant is released from liability pursuant to the third paragraph of Article Ninth hereof, and (3) alterations, changes, additions, improvements, repairs and replacements made by the Tenant pursuant to Article Sixth, Article Twenty-eighth, Article Twenty-ninth, and Article Thirtieth hereof;

(m) at any time and from time to time upon not less than 30 days' prior notice by the Landlord, execute, acknowledge and deliver to the Landlord a statement of the Tenant (or if the Tenant is a corporation, an appropriate officer of the Tenant) certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications), and the dates to which the fixed rent, percentage rent (if any) and additional rent have been paid in advance, if any, and stating whether or not to the best knowledge of the signer of such certificate the Landlord is in default in the keeping, observance or performance of any covenant, agreement, term, provision or condition contained in this Lease and, if so, specifying each such default of which the signer may have knowledge, it being intended that any such statement may be relied upon by any lessee or mortgagee, or any prospective purchaser, lessee, mortgagee or assignee of any mortgage, of the Building and/or the Land;

(n) indemnify, and save harmless, the Landlord and its officers, directors, agents and employees (herein collectively called "the Indemnitees") from and against all liability (statutory or otherwise), claims, suits, demands, damages. judgments, costs, interest and expenses (including reasonable counsel fees and disbursements incurred in the defense thereof) to which any Indemnitee may (except insofar as it arises out of the negligence or wilful misconduct of such Indemnitee) be subject or suffer whether by reason of, or by reason of any claim for, any injury to, or death of, any person or persons or damage to property (including any loss of use thereof) or otherwise arising from or in connection with the use of, or from any work or thing whatsoever done in, any part of the premises (other than by the Landlord or its contractors) during the term of this Lease with respect to such part or during the period of time, if any, prior to the commencement of such term that the Tenant may have been given access thereto for the purpose of doing work or otherwise, or arising from any condition of the premises due to or resulting from any default by the Tenant in the keeping, observance or performance of any covenant, agreement, term, provision or condition contained in this Lease or from any act or negligence of the Tenant or any of its officers, directors, agents, contractors, servants, employees, licensees or invitees; and

Rider 'D' attached to and forming a part of Lease dated June 21, 1988 between ROCKEFELLER CENTER NORTH, INC., as the Landlord and WHITE & WITKOWSKY, INC., as the Tenant.

      (o) procure and maintain comprehensive general liability insurance with respect to the premises protecting the interests of both the Landlord and the Tenant against any liability on account of any claim, loss, damage, injury or death suffered or sustained by any person or persons and on account of any claim, loss, damage or injury to property arising out of the use of the premises, which insurance shall be maintained in such amounts as may be reasonably specified by the Landlord to the Tenant, but in no event less than $5,000,000, in respect of bodily injury or death to any one person, not less than $5,000,000, with respect to bodily injury or death to any number of persons in respect of any one occurrence and not less than $5,000,000, in respect of any claim, loss, damage or injury to property such insurance to be carried in such company or companies and on such forms as may be reasonably approved by the Landlord and the original policies of such insurance or certificates therefor shall be delivered by the Tenant to the Landlord; it being understood that the Tenant, if it so elects, may carry such insurance under its blanket policy, in which case the Tenant shall deliver to the Landlord a certificate evidencing such insurance coverage and a duplicate receipt evidencing payment therefor.

      SEVENTH. Assignment, Mortgaging, Subletting, etc. Except as may be otherwise specifically provided in this Lease, the Tenant covenants and agrees, for the Tenant and its successors, assigns and legal representatives, that neither this Lease nor the term and estate hereby granted, nor any part hereof or thereof, will be assigned, mortgaged, pledged, encumbered or otherwise transferred, and that neither the premises, nor any part thereof, will be encumbered in any manner by reason of any act or omission on the part of the Tenant, or will be used or occupied, or permitted to be used or occupied, or utilized for desk space, for mailing privileges or as a concession, by anyone other than the Tenant, or will be sublet, or offered or advertised for subletting, without the prior consent of the Landlord in every such case; provided, however, that, if the Tenant is a corporation, (a) the assignment or transfer of this Lease, and the term and estate hereby granted, to any corporation into which the Tenant is merged or with which the Tenant is consolidated (such corporation being hereinafter in this Article called "the Assignee") without the prior consent of the Landlord shall not be deemed to be prohibited hereby if, and upon the express condition that, the Assignee shall have executed, acknowledged and delivered to the Landlord an agreement in form and substance satisfactory to the Landlord whereby the Assignee shall agree to be personally bound by and upon all the covenants, agreements, terms, provisions and conditions set forth in this Lease on the part of the Tenant to be kept, observed or performed, and whereby the Assignee shall expressly agree that the provisions of this Article shall, notwithstanding such assignment or transfer, continue to be binding upon it with respect to all future assignments and transfers, and (b) the Tenant may, subject to the covenants, agreements, terms, provisions and conditions of this Lease, permit the premises to be used and occupied for the purposes herein specified by any subsidiary of the Tenant without the prior consent of the Landlord.

      The Landlord will, at the request of the Tenant, maintain listings on the Building directory of the names of the Tenant and any other person, firm or corporation in occupancy of the premises or any part thereof as permitted hereunder, and the names of any officers or employees of any of the foregoing, provided, however, that the number of names so listed shall be in the same proportion to the capacity of the Building directory as the aggregate number of square feet of rentable area of the premises is to the aggregate number of square feet of rentable area of the Building. The listing of any name other than that of the Tenant, whether on the doors or windows of the premises, on the Building directory, or otherwise, shall not operate to vest any right or interest in this Lease or in the premises or be deemed to be the consent of the Landlord mentioned in this Article, it being expressly understood that any such listing (other than a listing conforming with the next preceding sentence hereof) is a privilege extended by the Landlord revocable at will by notice to the Tenant.

      EIGHTH. Changes or Alterations by Landlord. The Landlord reserves the right to make such changes, alterations, additions, improvements, repairs or replacements in or to the Building (including the premises) and the fixtures and equipment thereof, as well as in or to the street entrances, halls, passages, elevators, escalators and stairways and other parts of the Building, and to erect, maintain and use pipes, ducts and conduits in and through the premises, all as it may reasonably deem necessary or desirable; provided, however, (a) that there be no unreasonable obstruction of the means of access to the premises or unreasonable interference with the use of the premises, (See Rider 'E' attached to this Lease) Rider 'E' attached to and forming a part of Lease dated June 21, 1988, between ROCKEFELLER CENTER NORTH, INC., as the Landlord, and WHITE &
WITKOWSKY, INC., as the Tenant.

and (b) if any such change, alteration, addition, improvement, repair or replacement shall reduce the floor area of the premises, the annual fixed rent payable hereunder shall thereafter be abated to the extent that such fixed rent relates to such part of the floor area of the premises and such abatement is in excess of the annual rate of any other then existing abatement of fixed rent relating thereto under any other covenant, agreement, term, provision or condition of this Lease. Nothing contained in this paragraph or in Article Sixth hereof shall be deemed to relieve the Tenant of any duty, obligation or liability of the Tenant with respect to making any repair, replacement or improvement or complying with any law, order or requirement of any governmental or other authority.

      The Landlord reserves the right to change the name or address of the Building at any time. Neither this Lease nor any use by the Tenant shall give the Tenant any right or easement to the use of any door or any passage connecting the Building with any subway or any other building or to the use of any public conveniences, and the use of such doors, passages and conveniences may be regulated or discontinued at any time by the Landlord.

      NINTH. Damage by Fire, etc. If any part of the premises shall be damaged by fire or other casualty, the Tenant shall give prompt notice thereof to the Landlord and the Landlord shall proceed with reasonable diligence, to repair such damage, and if any part of the premises shall be rendered untenantable by reason of such damage, the annual fixed rent payable hereunder, to the extent that such fixed rent relates to such part of the premises and such abatement is in excess of the annual rate of any other existing abatement of fixed rent relating thereto under any other covenant, agreement, term, provision or condition of this Lease, shall be abated for the period from the date of such damage to the date when such part of the premises shall have been made tenantable or to such earlier date upon which the full term of this Lease with respect to such part of the premises shall expire or terminate, unless such fire or other casualty shall have resulted from the negligence of the Tenant or the employees, licensees or invitees of the Tenant (except to the extent that the Tenant is released from liability pursuant to the third paragraph of this Article). The Landlord shall not be liable for any inconvenience or annoyance to the Tenant or injury to the business of the Tenant resulting in any way from such damage or the repair thereof. The Tenant understands that the Landlord will not carry insurance of any kind on the Tenant's goods, furniture or furnishings or on any fixtures, equipment, improvements, installations or appurtenances removable by the Tenant as provided in this Lease, and that the Landlord shall not be obligated to repair any damage thereto or replace the same.

      If substantial alteration or reconstruction of the Building shall, in the opinion of the Landlord, be reasonably required as a result of damage by fire or other casualty (whether or not the premises shall have been damaged by such fire or other casualty), then this Lease and the term and estate hereby granted may be terminated by the Landlord by its giving to the Tenant within 60 days after the date of such damage a notice specifying a date, not less than 30 days after the giving of such notice, for such termination. (See Rider F attached to this Lease)

Rider 'F' attached to and forming a part of Lease dated June 21, 1988 between ROCKEFELLER CENTER NORTH, INC., as the Landlord, and WHITE & WITKOWSKY, INC., as the Tenant.

      Also, if part of the premises is rendered untenantable as a result of such damage by fire or other casualty and it is reasonably determined that such part of the premises cannot be made tenantable within a period of 2 years after the occurrence of such fire or other casualty, or if in fact such part of the premises is not made tenantable within such period of 2 years, then this Lease and the term and estate hereby granted may be terminated by the Tenant by its giving to the Landlord a notice specifying a date, not less than 30 days after the giving of such notice for such termination, which notice must be given within 60 days after it is so determined that such part of the premises cannot be made tenantable within such period. Any dispute with respect to the determination that part of the premises cannot be made tenantable within such period shall be resolved by arbitration in New York City in accordance with the rules of the American Arbitration Association, or its successors, and the judgment upon the award rendered therein may be entered in any court having jurisdiction thereof.

      In the event of the giving of such notice of termination, this Lease and the term and estate hereby granted shall expire as of the date specified therefor in such notice with the same effect as if such date were the date hereinbefore specified for the expiration of the full term of this Lease, and the fixed rent payable hereunder shall be apportioned as of such date of termination, subject to abatement, if any, as and to the extent above provided.

      Nothing herein contained shall relieve the Tenant from any liability to the Landlord or to its insurers in connection with any damage to the premises or the Building by fire or other casualty if the Tenant shall be legally liable in such respect, except, however, that the Landlord hereby releases the Tenant with respect to any liability which the Tenant might otherwise have to the Landlord for any damage to the Building or the premises by fire or other casualty occurring during the term of this Lease to the extent of the proceeds received under a policy or policies of insurance permitting such release by the Landlord of such liability on the part of the Tenant. Whenever the Landlord elects to insure the Building against fire or other casualty in an amount determined by, and under terms and conditions acceptable to, the Landlord and with an insurer selected by the Landlord, the Landlord will cause the policy evidencing such insurance to include a provision permitting such a release of liability if such a provision is obtainable from such insurer at no additional expense to the Landlord. (See Rider 'G' attached to this Lease)

Rider 'G' attached to and forming a part of Lease dated June 21, 1988, between ROCKEFELLER CENTER NORTH, INC., as the Landlord, and WHITE & WITKOWSKY, INC., as the Tenant.

      The Landlord represents to the Tenant that the Building is presently insured against fire and certain other casualties and that the Policy evidencing such insurance presently includes a provision Permitting such a release of liability.

      This Lease shall be considered an express agreement governing any case of damage to or destruction of, or any part of, the Building or the premises by fire or other casualty, and Section 227 of the Real Property

Law of the State of New York providing for such a contingency in the absence of express agreement, and any other law of like import. now or hereafter in force, shall have no application in such case.

      TENTH. Condemnation. In the event that the whole of the premises shall be lawfully condemned or taken in any manner for any public or quasi-public use, this Lease and the term and estate hereby granted shall forthwith cease and terminate as of the date of vesting of title in such condemnation or taking. In the event that only a part of the premises shall be so condemned or taken, then the term and estate hereby granted with respect to such part of the premises shall forthwith cease and terminate as of the date of vesting of title in such condemnation or taking and the annual fixed rent payable hereunder, to the extent that such fixed rent relates to such part of the premises and such abatement is in excess of the annual rate of any other existing abatement of fixed rent relating thereto under any other covenant, agreement, term, provision or condition of this Lease, shall be abated for the period from the date of such vesting of title to the date specified in this Lease for the expiration of the full term of this Lease with respect to such part of the premises. In the event that only a part of the Building shall be so condemned or taken, then (a) if substantial alteration or reconstruction of the Building shall, in the opinion of the Landlord, be necessary or desirable as a result of such condemnation or taking (whether or not the premises be affected), this Lease and the term and estate hereby granted may be terminated by the Landlord by its giving to the Tenant, within 60 days following the date on which the Landlord shall have received notice of such vesting of title, notice specifying a date, not less than 30 days after the giving by the Landlord of such notice, for such termination, and (b) if such condemnation or taking shall be of a substantial part of the premises or of a substantial part of the means of access thereto, or shall result in the premises being unsuitable for the conduct of the Tenant's business, this Lease and the term and estate hereby granted may be terminated by the Tenant by its giving to the Landlord, within 60 days following the date upon which the Tenant shall have received notice of such vesting of title, notice specifying a date, not less than 30 days after the giving by the Tenant of such notice, for such termination, or (c) if neither the Landlord nor the Tenant elects to terminate this Lease, as aforesaid, this Lease shall be and remain unaffected by such condemnation or taking, except that this Lease and the term and estate hereby granted with respect to the part of the premises so condemned or taken shall expire on the date of such vesting of title to such part and except that the fixed rent payable hereunder shall be abated to the extent, if any, hereinabove provided in this Article. In the event that only a part of the premises shall be so condemned or taken and this Lease and the term and estate hereby granted with respect to the remaining portion of the premises are not terminated as hereinbefore provided, the Landlord will proceed with reasonable diligence to restore the remaining portion of the premises as nearly as practicable to the same condition as it was in prior to such condemnation or taking.

      The termination of this Lease and the term and estate hereby granted in any of the cases hereinabove provided shall be with the same effect as if the date of such termination were the date hereinbefore specified for the expiration of the full term of this Lease, and the fixed rent payable hereunder shall be apportioned as of such date of termination.

      In the event of any condemnation or taking hereinabove mentioned of all or a part of the Building, the Landlord shall be entitled to receive the entire award in the condemnation proceeding, including any award made for the value of the estate vested by this Lease in the Tenant, and the Tenant hereby expressly assigns to the Landlord any and all right, title and interest of the Tenant now or hereafter arising in or to any such award or any part thereof, and the Tenant shall be entitled to receive no part of such award; provided, however, that nothing herein contained shall be deemed to preclude the Tenant from intervening for the Tenant's own interest in any such condemnation proceeding to claim or receive from the condemning authority any compensation to which the Tenant may otherwise lawfully be entitled in such case in respect of property owned by the Tenant and removable by it under Article Fourth hereof.

      The provisions of this Article shall not be applicable to any condemnation or taking for governmental occupancy for a limited period.

      ELEVENTH. Compliance with Laws. The Tenant shall comply with all laws and ordinances, and all rules, orders and regulations of all governmental authorities and of all insurance bodies, at any time duly issued and in force, applicable to the premises or any part thereof, to the Tenant's use thereof or to the Tenant's keeping, performance or observance of any covenant, agreement, term, provision or condition of this Lease, except that the Tenant shall not be under any obligation to comply with any law, ordinance, rule, order or regulation requiring any structural alteration of or in connection with the premises solely by reason of the use thereof for any of the purposes specified in Article First hereof and not by reason of either (i) a condition which has been created by, or at the instance of, the Tenant, or (ii) a breach of any covenant, agreement, term, provision or condition hereof on the part of the Tenant to be kept, observed or performed. Where any structural alteration of or in connection with the premises is required by any such law, ordinance, rule, order or regulation, and, by reason of the express exception hereinabove contained, the Tenant is not under any obligation to make such alteration, then the Landlord shall make such alteration if the expense of making the same is not in excess of 50% of the annual rate of fixed rent then payable under this Lease or, if the expense of making such alteration is in excess thereof, the Landlord shall have the option of making such alteration, or of terminating this Lease and the term and estate hereby granted by giving to the Tenant not less than 30 days' prior notice of such termination; provided, however, that, if within 15 days after the giving by the Landlord of its notice of termination as aforesaid, the Tenant shall request the Landlord to make such alteration at the cost and expense of the Tenant, then such notice of termination shall be ineffective and, in such case, the Landlord shall proceed with reasonable diligence to make such alteration and the Tenant shall pay to the Landlord all costs and expenses incurred by the Landlord in making such alteration to the extent that such costs and expenses are in excess of 50% of the annual rate of the fixed rent then payable under this Lease and shall maintain on deposit with the Landlord such security for the payment by the Tenant of all such costs and expenses as the Landlord shall from time to time request.

      In the event that a notice of termination shall be given by the Landlord under the provisions of this Article and such notice shall not become ineffective as hereinabove provided, this Lease and the term and estate hereby granted shall terminate as of the date specified therefor in such notice with the same effect as if such date were the date hereinbefore specified for the expiration of the full term of this Lease, and the fixed rent payable hereunder shall be apportioned as of such date of termination.

      TWELFTH. Accidents to Sanitary and other Systems. The Tenant shall give to the Landlord prompt notice of any damage to or defective condition in, any part or appurtenance of the Building's sanitary, electrical, heating, air conditioning or other systems serving, located in, or passing through, the premises. Any such damage or defective condition shall be remedied by the Landlord with reasonable diligence (and all work done by the Landlord in connection therewith shall be performed in a good and workmanlike manner and in such a way so as to minimize the interference to the Tenant's use and occupancy of, and ability to conduct its business in, the premises), but if such damage or defective condition (other than any such damage with respect to which the Tenant is relieved from liability pursuant to the third paragraph of Article Ninth hereof) was caused by, or by the use by, the Tenant or by the employees, licensees or invitees of the Tenant, or is with respect to any fixture, equipment, improvement or installation removable by the Tenant as provided in Article Fourth hereof, the cost of the remedy thereof shall be paid by the Tenant upon demand. The Tenant shall not be entitled to claim any damages arising from any such damage or defective condition unless the same shall have been caused by the negligence or wilful misconduct of the Landlord in the operation or maintenance of the premises or the Building and the same shall not have been remedied by the Landlord with reasonable diligence after notice thereof from the Tenant to the Landlord; nor shall the Tenant be entitled to claim any eviction by reason of any such damage or defective condition unless the same shall have been caused by the negligence of the Landlord in the operation or maintenance of the premises or the Building and shall have rendered the premises untenantable and the premises shall not have been made tenantable by the Landlord within a reasonable time after notice thereof from the Tenant to the Landlord.

      THIRTEENTH. Mortgage Subordination, This Lease and the term and estate hereby granted are and shall be subject and subordinate to the lien of each mortgage which may now or at any time hereafter affect the Building and/or the Land, or the Landlord's interest therein (all such mortgages being collectively called "the underlying mortgages"), (See Rider H attached to this Lease)

Rider 'H' attached to and forming a part of Lease dated June 21, 1988, between ROCKEFELLER CENTER NORTH, INC., as the Landlord, and WHITE & WITKOWSKY, INC., as the Tenant.

provided, however, that such subordination of this Lease and the term and estate hereby granted to any underlying mortgage hereafter entered into by the Landlord shall be upon the condition that the mortgagee thereunder shall deliver to the Tenant an instrument in writing providing in substance that, so long as no default exists, nor any event has occurred, which has continued to exist for such period of time (after notice, if any, required by this Lease) as would entitle the Landlord to terminate this Lease or would cause, without any further action of the Landlord, the termination of this Lease or would entitle the Landlord to disposess the Tenant, this Lease shall not be terminated, nor shall the Tenant's use, possession or enjoyment of the premises be interfered with, nor shall the leasehold estate granted by this Lease be affected in any other manner, in any foreclosure or any action or proceeding instituted under or in connection with such underlying mortgage or in case such mortgagee takes possession of the Building pursuant to any provision of such underlying mortgage, unless the Landlord would have had such right if such underlying mortgage had not been made or if the Landlord had not defaulted under such underlying mortgage. The Landlord will use all reasonable efforts to obtain a similar instrument in writing from the mortgagee under the presently existing underlying mortgage.

The foregoing provisions for the subordination of this Lease and the term and estate hereby granted shall be self-operative and no further instrument shall be required to effect any such subordination; but the Tenant shall, however, upon request by the Landlord, at any time or times execute and deliver any and all instruments that may be necessary or proper to effect such subordination or to confirm or evidence the same, and in the event that the Tenant shall fail to execute and deliver any such instrument the Landlord, in addition to any other remedies, may, as the agent or attorney-in-fact of the Tenant, execute and deliver the same, and the Tenant hereby irrevocably constitutes and appoints the Landlord the Tenant's agent and attorney-in-fact for such purpose.

      FOURTEENTH. Notices. Any notice, consent, approval, request, communication, bill, demand or statement provided for hereunder by either party to the other party shall be in writing and shall be deemed to have been duly given if delivered personally to such other party or mailed in a postpaid envelope (registered, certified or otherwise, with or without return receipt) addressed to such other party, which address for the Landlord shall be as above set forth and for the Tenant shall be the Tenant's address as above set forth or if the address of such other party for notices shall have been duly changed as hereinafter provided, if so mailed to such other party at such changed address. Either party may at any time change the address for such notices, consents, approvals, requests, communications, bills, demands or statements by delivering or mailing, as aforesaid, to the other party a notice stating the change and setting forth the changed address. If the term "Tenant" as used in this Lease refers to more than one person, any notice, consent, approval, request, communication, bill, demand or statement given as aforesaid to any one of such persons shall be deemed to have been duly given to the Tenant.

      FIFTEENTH. Conditions of Limitation, This Lease and the term and estate hereby granted are subject to the limitation that:

            (a) in case the Tenant shall default in the payment of any fixed rent or additional rent on any date upon which the same becomes due, and any such default shall continue for 10 days after the Landlord shall have given to the Tenant a notice specifying such default,

            (b) in case the Tenant shall default in the due keeping, observance or performance of any covenant, agreement, term, provision or condition of Article Third or of subparagraph (e) or (f) of Article Sixth hereof on the part of the Tenant to be kept, observed or performed and if such default shall continue and shall not be remedied by the Tenant within 3 business days (except that, with respect to any such default under subparagraph (g) of Article Sixth hereof, said period shall be 24 hours) after the Landlord shall have given to the Tenant a notice specifying the same,

            (c) in case the Tenant shall default in the due keeping, observance or performance of any covenant, agreement, term, provision or condition of this Lease (other than a default of the character referred to in subparagraph (a) or (b), of this Article), and if such default shall continue and shall not be remedied by the Tenant within 30 days after the Landlord shall have given to the Tenant a notice specifying the same, or, in the case of such a default which for causes beyond the Tenant's control cannot with due diligence be cured within said period of 30 days, if the Tenant (i) shall not, promptly upon the giving of such notice, give the Landlord notice of the Tenant's intention to duly institute all steps necessary to remedy such default, (ii) shall not duly institute and thereafter diligently prosecute to completion all steps necessary to remedy the same, or (iii) shall not remedy the same within a reasonable time after the date of the giving of said notice by the Landlord, or

            (d) in case any event shall occur or any contingency shall arise whereby this Lease or the estate hereby granted or the unexpired balance of the full term hereof would, by operation of law or otherwise, devolve upon or pass to any person, firm or corporation other than the Tenant except as permitted under Article Seventh, Article Twenty-seventh or Article Thirty-second hereof, or whenever the Tenant shall desert or abandon the premises or the same shall become vacant (whether the keys be surrendered or not and whether the rent be paid or not), then in any of said cases the Landlord may give to the Tenant a notice of intention to end the term of this Lease at the expiration of 3 days from the date of the giving of such notice, and, in the event such notice is given, this Lease and the term and estate hereby granted (whether or not the term shall theretofore have commenced) shall terminate upon the expiration, of said 3 days with the same effect as if the last of said 3 days were the date hereinbefore set for the expiration of the full term of this Lease, but the Tenant shall remain liable for damages as provided in this Lease or pursuant to law. If this Lease shall have been assigned, the term "Tenant", as used in subparagraphs (a) to (e), inclusive, of this Article, shall be deemed to include the assignee and the assignor or either of them under any such assignment unless the Landlord shall, in connection with such assignment, release the assignor from any further liability under this Lease, in which event the term "Tenant", as used in said subparagraphs, shall not include the assignor so released.

      SIXTEENTH. Re-entry by Landlord. If this Lease shall terminate as in Article Fifteenth hereof provided, or if the Tenant shall default in the payment of any fixed rent, additional rent or percentage rent (if any) on any date upon which the same becomes due, and if such default shall continue for 10 days after the Landlord shall have given to the Tenant a notice specifying such default, the Landlord or the Landlord's agents and servants may immediately or at any time thereafter re-enter into or upon the premises or any part thereof in the name of the whole, either by summary dispossess proceedings or by any suitable action or proceeding at law or by force or otherwise, without being liable to indictment, prosecution or damages therefor, and may repossess the same, and may remove any persons therefrom, to the end that the Landlord may have, hold and enjoy the premises again as and of its first estate and interest therein. The words "re-enter", "re-entry", and "re-entering" as used in this Lease are not restricted to their technical legal meanings.

      In the event of any termination of this Lease under the provisions of Article Fifteenth hereof or in the event of the termination of this Lease by or under any summary dispossess or other proceeding or action or other measure undertaken by the Landlord for the enforcement of its aforesaid right of re-entry (any such termination of this Lease being herein called a "Default Termination"), the Tenant shall thereupon pay to the Landlord the fixed rent, additional rent and percentage rent (if any) up to the time of such Default Termination and shall likewise pay to the Landlord all such damages which, by reason of such Default Termination, shall be payable by the Tenant as provided in this Lease or pursuant to law. Also in the event of a Default Termination the Landlord shall be entitled to retain all moneys, if any, paid by the Tenant to the Landlord, whether as advance rent or as security for rent, but such moneys shall be credited by the Landlord against any fixed rent, additional rent or percentage rent (if any) due from the Tenant at the time of such Default Termination or, at the Landlord's option, against any damages payable by the Tenant as provided in this Lease or pursuant to law.

      In the event of a breach or threatened breach on the part of the Tenant with respect to any of the covenants, agreements, terms, provisions or conditions on the part of or on behalf of the Tenant to be kept, observed or performed, the Landlord shall also have the right of injunction. The specified remedies to which the Landlord may resort hereunder are cumulative and are not intended to be exclusive of any other remedies or means of redress to which the Landlord may lawfully be entitled at any time, and the Landlord may invoke any remedy allowed at law or in equity as if specific remedies were not herein provided for.

      SEVENTEENTH. Damages. In the event of a Default Termination of this Lease, the Tenant will pay to the Landlord as damages, at the election of the Landlord, either:

            (a) a sum which, at the time of such Default Termination, represents the then value of the excess, if any, of (1) the aggregate of the fixed rent, the additional rent under Article Twenty-fourth hereof (if any) and the percentage rent (if any) which, had this Lease not so terminated, would have been payable hereunder by the Tenant for the period commencing with the day following the date of such Default Termination and ending with the date hereinbefore set for the expiration of the full term hereby granted, over (2) the aggregate rental value of the premises for the same period, or

            (b) sums equal to the aggregate of the fixed rent, the additional rent under Article Twenty-fourth hereof (if any) and the percentage rent (if any) which would have been payable by the Tenant had this Lease not terminated by such Default Termination, payable upon the due dates therefor specified herein following such Default Termination and until the date hereinbefore set for the expiration of the full term hereby granted; provided, however, that if the Landlord shall relet all or any part of the premises for all or any part of the period commencing on the day following the date of such Default Termination and ending on the date hereinbefore set for the expiration of the full term hereby granted, the Landlord shall credit the Tenant with the net rents received by the Landlord from such reletting, such net rents to be determined by first deducting from the gross rents as and when received by the Landlord from such reletting the reasonable expenses incurred or paid by the Landlord in terminating this Lease and of re-entering the premises and of securing possession thereof, as well as the reasonable expenses of reletting, including altering and preparing the premises for new tenants, brokers' commissions, and all other expenses properly chargeable against the premises and the rental therefrom in connection with such reletting, it being understood that any such reletting may be for a period equal to or shorter or longer than said period; provided, further, that (i) in no event shall the Tenant be entitled to receive any excess of such net rents over the sums payable by the Tenant to the Landlord hereunder, (ii) in no event shall the Tenant be entitled, in any suit for the collection of damages pursuant to this subparagraph (b), to a credit in respect of any net rents from a reletting except to the extent that such net rents are actually received by the Landlord prior to the commencement of such suit, and (iii) if the premises or any part thereof should be relet in combination with other space, then proper apportionment on a square foot rentable area basis shall be made of the rent received from such reletting and of the expenses of reletting.

      For the purposes of this Article, the amount of the percentage rent (if any) which would have been payable for the period following a Default Termination of this Lease shall be deemed to be an amount, for each calendar month in said period, equal to the monthly average amount of percentage rent (if any) which became payable under this Lease during the term hereof prior to such Default Termination. For the purposes of subparagraph (a) of this Article, the amount of additional rent which would have been payable by the Tenant under Article Twenty-fourth hereof shall, for each Computation Year (as hereinafter defined) ending after such Default Termination, be deemed to be an amount equal to the amount of such additional rent payable by the Tenant for the Computation Year immediately preceding the Computation Year in which such Default Termination occurs. Suit or suits for the recovery of any damages payable hereunder by the Tenant, or and installments thereof, may be brought by the Landlord from time to time at its election, and nothing contained herein shall be deemed to require the Landlord to postpone suit until the date when the term of this Lease would have expired but for such Default Termination.

      Nothing herein contained shall be construed as limiting or precluding the recovery by the Landlord against the Tenant of any sums or damages to which, in addition to the damages particularly provided above, the Landlord may lawfully be entitled by reason of any default hereunder on the part of the Tenant.

      EIGHTEENTH. Waivers by Tenant. The Tenant, for the Tenant, and on behalf of any and all persons, firms and corporations claiming through or under the Tenant, including creditors of all kinds, does hereby waive and surrender all right and privilege which they or any of them might have under or by reason of any present or future law to redeem the premises or to have a continuance of this Lease for the full term hereby demised after the Tenant is dispossessed or ejected therefrom by process of law or under the terms of this Lease or after the expiration or termination of this Lease as herein provided or pursuant to law. The Tenant also waives (a) the right of the Tenant to trial by jury in any summary dispossess or other proceeding that may hereafter be instituted by the Landlord against the Tenant in respect of the premises or in any action that may be brought to recover rent, damages or other sums payable hereunder, and (b) the provisions of any law relating to notice and/or delay in levy of execution in case of an eviction or dispossess of a tenant for nonpayment of rent, and of any other law of like import now or hereafter in effect. If the Landlord commences any such summary dispossess proceeding, the Tenant will not interpose any counterclaim of whatever nature or description in such proceeding.

      NINETEENTH. Tenant's Removal. Any personal property which shall remain in any part of the premises after the expiration or termination of the term of this Lease with respect to such part shall be deemed to have been abandoned, and either may be retained by the Landlord as its property or may be disposed of in such manner as the Landlord may see fit; provided, however, that, notwithstanding the foregoing, the Tenant will, upon request of the Landlord made not later than 30 days after expiration or termination of the term hereof with respect to such part of the premises, promptly remove from the Building any such personal property.

      If at any time during the last month or the term of this Lease with respect to any part of the premises, such part of the premises shall no longer be occupied by the Tenant in the conduct of its business, the Landlord may. and the Tenant hereby irrevocably grants to the Landlord a license to, enter such part of the premises and make such alterations in and redecorate such part of the premises as the Landlord shall determine in its sole discretion and the Tenant shall not be entitled to any abatement of fixed rent or other compensation on account thereof.

      TWENTIETH. Elevators, Cleaning, Services, etc. The Landlord will (i) supply passenger elevator service during Business Hours to each floor, above the street floor of the Building, which is served by the Building's passenger elevators and on which the premises are, or any portion thereof is, located, with one of said elevators being subject to call for such service during hours other than Business Hours, (ii) supply an elevator for the transmission of freight to said floor or floors during Business Hours, (iii) subject to any applicable policies or regulations adopted by any utility or governmental authority, supply during Business Hours in the cold season heat for the warming of the premises and the public portions of the Building, (iv) subject to any applicable policies or regulations adopted by any utility or governmental authority, supply during Business Hours air conditioning (including cooling during the period from May 1 to September 30 as, in the Landlord's judgment. may be necessary) and ventilation to all portions of the premises, if any, which are served by the Building's air conditioning and ventilation systems, and (v) clean any portion of the premises which is located on a floor above the Street floor of the Building except any such portion used for preparing, dispensing or consumption of food or beverages or as an exhibition area or classroom or for storage, shipping room, mail room or similar purposes or which is a toilet (other than a toilet shown on any diagram attached hereto as Exhibit A) or a shop or is used for the operation of computer, data processing, reproduction, duplicating or similar equipment. The Tenant will at all times comply with all regulations and requirements which the Landlord may reasonably prescribe for the proper functioning and protection of said air conditioning system. No representation is made by the Landlord with respect to the adequacy or fitness of such air conditioning or ventilation to maintain temperatures as may be required for, or because of, the operation of any computer, data processing or other equipment of the Tenant and where air conditioning or ventilation is required for any such purpose the Landlord assumes no responsibility, and shall have no liability, for any loss or damage however sustained, in connection therewith.

      The Landlord will, when and to the extent reasonably requested by the Tenant, furnish additional elevator, heating, air conditioning, ventilating and/or cleaning services upon such reasonable terms and conditions as shall be determined by the Landlord, including the payment by the Tenant to the Landlord of the Landlord's reasonable charge therefor, which charge for additional heating, air conditioning and ventilation services furnished to the premises outside of Business Hours at the request of the Tenant, such request to be given not less than 48 hours in advance, is as of the date of this Lease the rates of
(i) for air conditioning during the cooling season: $68.54 per hour for System A, $50.00 per hour for System B, and $118.54 for both System A and B (as such systems are defined in Article Twenty-ninth hereof), and (ii) for heating during the cold season, $50.00 per hour for System A, $25.00 per hour for System B, and $75.00 per hour for both System A and B, all such rates being subject to change at any time at the reasonable discretion of the Landlord. The Tenant will also pay to the Landlord the Landlord's reasonable charge for (a) any additional cleaning of the premises required because of the carelessness or indifference of the Tenant or because of the nature of the Tenant's business, and (b) the removal of any of the Tenant's refuse and rubbish from the premises and the Building, except wastepaper and similar discarded material placed by the Tenant in wastepaper baskets and left for emptying as an incident to the Landlord's normal cleaning of the premises. If the cost to the Landlord for cleaning the premises shall be increased due to the use of any part of the premises during hours other than Business Hours or due to there being installed in the premises, at the request of or by the Tenant, any materials or finish other than those which are of the standard adopted by the Landlord for the Building, the Tenant shall pay to the Landlord an amount equal to such increase in cost.

      At any time or times all or any of the elevators in the Building may, at the option of the Landlord, be manual or automatic elevators, and the Landlord shall be under no obligation to furnish an elevator operator or starter for any automatic elevator, but if the Landlord shall at any time or times furnish any elevator operator or starter for any automatic elevator, the Landlord may discontinue furnishing such elevator operator or starter.

      The Landlord reserves the right, without liability to the Tenant and without constituting any claim of constructive eviction, to stop any heating, elevator, escalator, lighting, ventilating, air conditioning, power, water, cleaning or other service and to interrupt the use of any Building facilities, at such times as may be necessary and for as long as may reasonably be required by reason of accidents, strikes, the making of repairs, alterations or improvements, inability to secure a proper supply of fuel, steam, water, electricity, labor or supplies, or by reason of any other cause beyond the reasonable control of the Landlord; provided, however, that any such stoppage or interruption for the purpose of making any alteration or improvement shall be made at such times and in such manner as shall not unreasonably interfere with the Tenant's use of the premises.

      TWENTY-FIRST. Lease Contains All Agreements--No Waivers. This Lease contains all of the covenants, agreements, terms, provisions, conditions and understandings relating to the leasing of the premises hereunder and the Landlord's obligations in connection therewith and neither the Landlord nor any agent or representative of the Landlord has made or is making, and the Tenant in executing and delivering this Lease is not relying upon, and warranties, representations, promises or statements whatsoever, except to the extent expressly set forth in this Lease. All understandings and agreements, if any, heretofore had between the parties are merged in this Lease, which alone fully and completely expresses the agreement of the parties.

      The failure of the Landlord to insist in any instance upon the strict keeping, observance or performance of any covenant, agreement, term, provision or condition of this Lease or to exercise any election herein contained shall not be construed as a waiver or relinquishment for the future of such covenant, agreement, term, provision, condition or election, but the same shall continue and remain in full force and effect. No waiver or modification by the Landlord of any covenant, agreement, term, provision or condition of this Lease shall be deemed to have been made unless expressed in writing and signed by the Landlord. No surrender of possession of the premises or of any part thereof or of any remainder of the term of this Lease shall release the Tenant from any of its obligations hereunder unless accepted by the Landlord in writing. The receipt and retention by the Landlord of fixed rent, percentage rent (if any) or additional rent from anyone other than the Tenant shall not be deemed a waiver of the breach by the Tenant of any covenant, agreement, term, provision or condition herein contained, or the acceptance of such other person as a tenant, or a release of the Tenant from the further keeping, observance or performance by the Tenant of the covenants, agreements, terms, provisions and conditions herein contained. The receipt and retention by the Landlord of fixed rent, percentage rent (if any) or additional rent with knowledge of the breach of any covenant, agreement, term, provision or condition herein contained shall not be deemed a waiver of such breach.

      TWENTY-SECOND. Parties Bound. The covenants, agreements, terms, provisions and conditions of this Lease shall bind and benefit the respective successors, assigns and legal representatives of the parties hereto with the same effect as if mentioned in each instance where a party hereto is named or referred to, except that no violation of the provisions of Article Seventh hereof shall operate to vest any rights in any successor, assignee or legal representative of the Tenant and that the provisions of this Article shall not be construed as modifying the conditions of limitation contained in Article Fifteenth hereof. The covenants and obligations on the part of the Landlord under this Lease shall not, however, be binding upon the Landlord herein named (or any transferee of its interest in the Building) with respect to the period subsequent to the transfer of its interest in the Building (a lease of the entire interest being deemed such a transfer), such covenants and obligations being binding upon the Landlord with respect to the period prior to any transfer of its interest in the Building; and in any such event said covenants and obligations shall thereafter be binding upon the transferee of such interest in the Building until the next such transfer of such interest.

      TWENTY-THIRD. Curing Tenant's Defaults--Additional Rents. If the Tenant shall default (beyond any applicable grace period) in the keeping, observance or performance of any covenant, agreement, term, provision or condition herein contained, the Landlord, without thereby waiving such default, may perform the same for the account and at the expense of the Tenant (a) immediately or at any time thereafter and without notice in the case of emergency or in case such default unreasonably interferes with the use by any other tenant of any space in the Building demised to such other tenant or with the efficient operation of the Building or will result in a violation of law or in a cancellation of an insurance policy maintained by the Landlord, and (b) in any other case if such default continues after 15 days from the date of the giving by the Landlord to the Tenant of notice of the Landlord's intention so to perform the same. All reasonable costs and expenses incurred by the Landlord in connection with any such performance by it for the account of the Tenant and also all costs and expenses, including reasonable counsel fees and disbursements incurred by the Landlord in any action or proceeding (including any summary dispossess proceeding) brought by the Landlord to enforce any obligation of the Tenant under this Lease and/or right of the Landlord in or to the premises, shall be paid by the Tenant to the Landlord upon demand. Except as aforesaid or as elsewhere provided in this Lease, all costs and expenses which, pursuant to this Lease (including the rules and regulations referred to herein) are incurred by the Landlord and payable to it by the Tenant and all charges, amounts and sums payable to the Landlord by the Tenant for any property, material, labor, utility or other services which, pursuant to this Lease or at the request and for the account of the Tenant, are provided, furnished or rendered by the Landlord shall become due and payable by the Tenant to the Landlord in accordance with the terms of bills therefor to be rendered by the Landlord to the Tenant. If any cost, expense, charge, amount or sum referred to in this Article or elsewhere in this Lease is not paid when due and payable as provided in this Lease, the same shall become due and payable by the Tenant as additional rent hereunder. If any fixed rent, additional rent, percentage rent (if any) or damages payable hereunder by the Tenant to the Landlord is not paid when due (after the expiration of any applicable grace period) as in this Lease provided, the same shall bear interest at the rate of 2% per month (but in no event at a rate in excess of that permitted by law) from the due date thereof until paid and the amount of such interest shall be deemed additional rent hereunder. In the event of nonpayment by the Tenant of any such additional rent and/or any other additional rent and/or percentage rent (if any) becoming due hereunder, the Landlord, in addition to any other right or remedy, shall have the same rights and remedies as in the case of default by the Tenant in the payment of the fixed rent. In the event that the Tenant is in arrears in the payment of fixed rent, percentage rent (if any) or additional rent, the Tenant waives the Tenant's right, if any, to designate the items against which any payments made by the Tenant are to be credited, and the Landlord may apply any payments made by the Tenant to any items the Landlord sees fit, irrespective of and notwithstanding any designation or request by the Tenant as to the items against which any such payments shall be credited, provided, however, that, in each instance the Landlord shall apply any such payment to the oldest open item in the Tenant's account. The Landlord reserves the right, without liability to the Tenant and without constituting any claim of constructive eviction, to suspend furnishing or rendering to the Tenant any property, material, labor, utility or other service, wherever the Landlord is obligated to furnish or render the same at the expense of the Tenant, in the event that (but only so long as) the Tenant is in arrears in paying the Landlord therefor at the expiration of 10 days after the Landlord shall have given to the Tenant notice demanding the payment of such arrears.

      TWENTY-FOURTH. Adjustments for Changes in Landlord's Costs and Expenses. If the sum of the Square Foot Share of the Real Estate Taxes for any Computation Year plus 107% of the Square Foot Share of the Cost of Operation and Maintenance for such Computation Year shall be greater (resulting in an excess) or shall be less (resulting in a deficiency) than the sum of the Building Square Foot Share of the Real Estate Taxes plus 107% of the Square Foot Share of the Cost of Operation and Maintenance, each for the Computation Year ending on December 31, 1989, then promptly after the Landlord shall furnish the Tenant with an Escalation Statement relating to such Computation Year the Tenant shall, in case of such an excess, pay to the Landlord, as additional rent for the premises for such Computation Year, an amount equal to the product obtained by multiplying such excess by the Tenant's Area or the Landlord shall, in the case of such a deficiency, pay to the Tenant an amount equal to the product obtained by multiplying such deficiency by the Tenant's Area.

      In order to provide for current payments on account of the additional rent which may be payable to the Landlord pursuant to the first paragraph of this Article for any Computation Year, the Tenant agrees to make such payments on account of said additional rent for and during such Computation Year in 12 monthly installments, each in an amount equal to 1/12th of the amount which would have been payable by the Tenant to the Landlord pursuant to said first paragraph for the period of 12 calendar months immediately preceding such Computation Year if said 12-month period had been a Computation Year falling entirely within the term of this Lease and if there had been no abatement of fixed rent hereunder during such 12-month period (other than an abatement, if any, pursuant to Article Tenth hereof) except actually payable for such month and the Cost of Operation and Maintenance for such Computation Year as reasonably estimated by the Landlord, the installment for each calendar month to be due and payable upon the receipt from the Landlord of a bill for the same. If, as finally determined, the amount of additional rent payable by the Tenant to the Landlord pursuant to the first paragraph of this Article for such Computation Year shall be greater than (resulting in an underpayment) or be less than (resulting in an overpayment) the aggregate of all the installments so paid on account to the Landlord by the Tenant for such Computation Year, then, promptly after the receipt of the Escalation Statement for such Computation Year and, in performance of its obligations under the first paragraph of this Article, the Tenant shall, in case of such an underpayment, pay to the Landlord an amount equal to such underpayment or the Landlord shall, in case of such an overpayment, pay to the Tenant an amount equal to such overpayment.

      As used in this Article:

            (a) "Computation Year" shall mean each calendar year in which occurs any part of the term of this Lease and, in the case of a Default Termination of this Lease, in which would have occurred any part of the full term of this Lease except for such Default Termination.

            (b) "Tenant's Area" shall mean the number of square feet in the rentable area of the premises; it being assumed for the purposes of this Article that the rentable area of shop 'S' on the Street Floor is 8,001 square feet, and the rentable area of shop 'G-1' on the Street Floor is 3,755 square feet.

            (c) "Square Foot Share" shall mean a fraction whose numerator is one and whose denominator is the number of square feet in the rentable area of the Building.

            (d) "Real Estate Taxes" shall mean the taxes and assessments imposed upon the Building and the Land (other than any interest or penalties imposed in connection therewith) and all expenses, including fees of counsel and experts, reasonably incurred by, or reimbursable by, the Landlord in connection with any application for a reduction in the assessed valuation for the Building and/or the Land or for a judicial review thereof. If due to a future change in the method of taxation any franchise, income, profit or other tax shall be levied against the Landlord in substitution in whole or in part for or in lieu of any tax which would otherwise constitute a Real Estate Tax, such franchise, income, profit or other tax shall be deemed to be a Real Estate Tax for the purposes hereof.

            (e) "Cost of Operation and Maintenance" shall mean the actual cost incurred by the Landlord with respect to the operation, maintenance and repair of the Building, (as determined for shops in the Building) and the curbs and sidewalks adjoining the same, including, without limitation, the cost incurred for air conditioning; mechanical ventilation; heating; interior and exterior cleaning; rubbish removal; window washing (interior and exterior, including inside partitions); elevators; escalators; hand tools and other moveable equipment; porter and matron service; electric current, steam, water and other utilities; protection and security service; repairs; maintenance; fire, extended coverage, boiler, sprinkler, apparatus, public liability and property damage insurance; supplies; wages, salaries, disability benefits, pensions, hospitalization, retirement plans and group insurance respecting service and maintenance employees; uniforms and working clothes for such employees and the cleaning thereof; expenses imposed pursuant to any collective bargaining agreement with respect to such employees; payroll, social security, unemployment and other similar taxes with respect to such employees; sales, use and other similar taxes; water rates; sewer rents; charges of any independent contractor who does any work with respect to the operation, maintenance and repair of the Building and the curbs and sidewalks adjoining the same; and the annual depreciation or amortization over the useful life thereof of costs, including financing costs incurred for any equipment, device or other capital improvement made or acquired which is either intended as a laborsaving measure or to effect other economies in the operation, maintenance or repair of the Building and said curbs and sidewalks (provided that the annual benefits anticipated to be realized therefrom are reasonably related to the annual amount to be amortized) or which is required by any change in laws, ordinances, rules, orders or regulations of governmental authorities or insurance bodies, provided, however, that the term "Cost of Operation and Maintenance" shall not include (1) Real Estate Taxes, special assessments, franchise taxes or taxes imposed upon or measured by the income or profits of the Landlord,
      (2) except for depreciation and amortization hereinabove provided for in this subparagraph, and the depreciation and amortization of the cost of any hand tools or other moveable equipment the cost of any item which is, or should in accordance with sound accounting practice be, capitalized on the books of the Landlord, (3) the cost of any electricity furnished to the premises or any other space in the Building demised to other tenants, (4) the cost of any work or service performed for any tenant of space in the Building (including the Tenant) at such Tenant's cost and expense or furnished to any other tenant of space in the Building at the Landlord's cost and expense to the extent that such work or service is in excess of any work or service which the Landlord is obligated to furnish hereunder to the Tenant at the Landlord's cost and expense (See Rider 'I' attached to this Lease), If during any period for which the Cost of Operation and Maintenance is being computed the Landlord is not for all or any part of such period furnishing any particular work or service (the cost of which if performed by the Landlord would constitute a Cost of Operation and Maintenance) to a portion of the Building due to the fact that such portion is not leased to a tenant or that the Landlord is not obligated to perform such work or service in such portion, then the amount of the Cost of Operation and Maintenance for such period shall be deemed, for the purposes of this Article, to be increased by an amount equal to the additional Cost of Operation and Maintenance which would reasonably have been incurred during such period by the Landlord if it had at its own expense furnished such work or service to such portion.

            (f) "Escalation Statement" shall mean a statement setting forth in reasonable detail the amount payable by the Tenant or the Landlord, as the case may be, for a specified Computation Year pursuant to this Article.

      In the event that the term commencement date shall be a day other than a January 1 or the date fixed for the expiration of the full term hereof shall be a day other than a December 31, or of any abatement of the fixed rent payable hereunder pursuant to any provision of this Lease (other than the abatement referred to in the fourth paragraph of Article First hereof) or any termination of this Lease (other than a Default Termination) or of any increase or decrease in the Tenant's Area, then in each such event in applying the provisions of this Article with respect to any Computation Year in which such event occurred, appropriate adjustments shall be made to reflect the result of such event on a basis consistent with the principles underlying the provisions of this Article, taking into consideration (i) the portion of such Computation Year which shall have elapsed prior to or after such event, (ii) the rentable area of the premises affected thereby, and (iii) the duration of such event.

      (See Rider 'J' attached to this Lease)

      In case the Real Estate Taxes for any Computation Year or part thereof shall be reduced after a payment shall have been made in respect of such Computation Year pursuant to the first paragraph of this Article, the Landlord shall refund to the Tenant an amount equal to the product obtained by multiplying the Tenant's Area by the Square Foot Share of the net refund of such Real Estate Taxes received by the Landlord.

      The Tenant shall not institute or maintain any action, proceeding or application in any court or other body having the power to fix or review assessed valuations, for the purpose of reducing the Real Estate Taxes.

Rider 'I' attached to and forming a part of Lease dated June 21, 1988 between ROCKEFELLER CENTER NORTH, INC., as the Landlord and WHITE & WITKOWSKY, INC., as the Tenant.

            (5) interest and amortization of any debts, including mortgage indebtedness, and any rents payable in respect to any underlying lease,

            (6) the cost of soliciting prospective tenants (including brokerage or other leasing commissions) and of preparing and executing leases and management fees,

            (7) the cost of any salary payable to, or the cost of any fringe benefits in connection with, the Chairman of the Board, the President, or any Vice President (other than any Vice President of Operations) of the Landlord and their respective secretaries,

            (8) the cost of any repair of any damage caused by fire or other casualty to the extent that the cost of such repair is covered by insurance or the Landlord is entitled to be reimbursed thereof or by any tenant in addition to the rent payable by such tenant, or

            (9) any cost incurred in the sale or refinancing of the Building.

Rider 'J' attached to and forming a part of Lease dated June 21, 1988 between ROCKEFELLER CENTER NORTH, INC., as the Landlord and WHITE & WITKOWSKY, INC., as the Tenant.

      When requested by the Tenant within 6 months following the receipt by it of any Escalation Statement, the Landlord, in substantiation of its determination of the amounts set forth in said Escalation Statement, will furnish to the Tenant such additional information as reasonably may be required for such purpose, and, as may be necessary for the verification of such information, will permit the pertinent records of the Landlord to be examined by an officer of the Tenant or by such independent certified public accountant as the Tenant may designate; it being expressly understood that the Landlord shall be under no duty to preserve any such records, or any data or material related thereto, beyond such time as shall be its customary practice with respect thereto.

      TWENTY-FIFTH. Miscellaneous. if the Landlord shall have heretofore consented to or shall hereafter consent to the omission or removal of any part of, or the insertion of any door (other than to a public corridor) or other opening in, any wall separating the premises from other space adjoining the premises, then (a) the Tenant shall be deemed to have assumed responsibility for all risks (including, but not limited to, damage to, or loss or theft of, property) incident to the use of said door or other opening or the existence thereof, and shall indemnify and save the Landlord harmless from and against any claim, demand or action for, or on account of, any such loss, theft or damage, and (b) in the event of the expiration or termination of this Lease or any lease of said adjoining space, the Landlord may enter the premises and close up such door or other opening by erecting a wall to match the wall separating the premises from said adjoining space, and the Tenant shall pay the reasonable cost thereof and such work may be done during Business Hours and while the Tenant is in occupancy of the premises and the Tenant shall not be entitled to any abatement of fixed rent or other compensation on account thereof; provided, however, that nothing herein contained shall be deemed to vest the Tenant with any right or interest in, or with respect to, said adjoining space, or the use thereof, and the Tenant hereby expressly waives any right to be made a party to, or to be served with process or other notice under or in connection with, any proceeding which may hereafter be instituted by the Landlord for the recovery of the possession of said adjoining space.

      Without incurring any liability to the Tenant, the Landlord may permit access to the premises and open the same, whether or not the Tenant shall be present, upon demand of any receiver, trustee, assignee for the benefit of creditors, sheriff, marshal or court officer entitled to, or reasonably purporting to be entitled to, such access for the purpose of taking possession of, or removing, the Tenant's property or for any other purpose (but this provision and any action by the Landlord hereunder shall not be deemed a recognition by the Landlord that the person or official making such demand has any right or interest in or to this Lease, or in or to the premises), or upon demand of any representative of the fire, police, building, sanitation or other department of the city, state or federal government.

      If an excavation shall be made upon any land adjacent to the Building, or shall be authorized to be made, the Tenant shall afford to the person causing or authorized to cause such excavation a license to enter upon the premises for the purpose of doing such work as said person shall deem necessary to preserve the Building from injury or damage, all without any claim for damages or indemnity against the Landlord or diminution or abatement of rent.

      The Tenant shall not be entitled to exercise any right of termination or other option granted to it by this Lease at any time when the Tenant is in default, beyond any applicable grace period, in the keeping, performance or observance of any of the covenants, agreements, terms, provisions or conditions on its part to be kept, performed or observed under this Lease.

      The headings of the Articles of this Lease are for convenience only and are not to be considered in construing said Articles.

      As used in this paragraph, the term "facility" means stores, restaurants, cafeterias, rest rooms, and any other facility of a public nature in the Building. The Tenant agrees that it will not discriminate by segregation or otherwise against any person or persons because of race, creed, color, or national origin in furnishing, or by refusing to furnish, to such person or persons the use of any facility in the premises, including any and all services, privileges, accommodations, and activities provided thereby. It is agreed that the Tenant's noncompliance with the provisions of this paragraph shall constitute a material breach of this Lease. In the event of such noncompliance, the Landlord may take appropriate action to enforce compliance, may terminate this Lease in accordance with the provisions of this Lease, or may pursue such other remedies as may be provided by law. In the event of termination, the Tenant shall be liable to the Landlord for damages in accordance with the provisions of this Lease.

      TWENTY-SIXTH. Shop Covenants. The Tenant, recognizing that the Building is maintained as a location for an outstanding type of business occupancy and as an additional inducement to the Landlord to enter into this Lease, covenants and agrees that at all times (i) the business to be conducted at, through and from the premises and the kind and quality of the merchandise and services offered in the conduct thereof will be reputable is every respect, (ii) the sales methods employed in said business, as well as all other elements of merchandising, display and advertising, will be dignified and in conformity with the highest standards of practice obtaining among superior type stores, shops and concerns dealing in the same or similar merchandise or conducting a similar business in the Building or in Rockefeller Center, and (iii) the appearance of the premises (including the lighting and other appurtenances thereto), the appearance and deportment of all personnel employed therein, and the appearance, number, location, nature and subject matter of all displays and exhibits placed or installed in or about the premises, and of any signs, lettering, announcements, price schedules, tags or any other kinds or forms of inscriptions displayed in or about the premises will be only such as meet with the Landlord's approval and, if at any time disapproved by the Landlord, the Tenant shall remove the basis for such disapproval in such manner and within such reasonable time as may be specified by the Landlord in a notice given by it to the Tenant for such purpose. No special sale shall be carried on in the premises other than such special sale as is incident to the normal routine of Tenant's business with its regular clientele.

      The Tenant shall:

            (a) clean the windows and doors (including, in each case, the frames therefor) in the premises and in the perimeter walls thereof whenever in the reasonable judgment of the Landlord necessary and the Tenant will not require, permit, suffer or allow any such window or door to be cleaned in violation of the Labor Law of the State of New York or of any other law or ordinance or of any rule, order or regulation of any governmental authority having jurisdiction thereover;

            (b) keep the premises clean, remove all rubbish and other debris from the premises to such location as may be specified by the Landlord from time to time and under conditions approved by the Landlord, and, if any part of the premises is on the Street Floor, keep the sidewalks in front of any part clean and free from obstruction and free from snow and ice;

            (c) keep all glass in the premises and in the perimeter walls thereof, the frames for such glass, and any lettering and ornamentation on such glass insured against damage (including temporary repairs) for the benefit of the Landlord to the full replacement value thereof; such insurance shall be effected, at the option of the Landlord, either by the Tenant paying to the Landlord a proportionate share of the premium incurred by the Landlord for a blanket comprehensive glass policy for the Building or by the Tenant furnishing the Landlord with a separate policy or policies for such glass insurance, in such form and placed with such underwriters as may be approved by the Landlord; and, in the event that such insurance shall be effected by the Tenant's paying such proportionate share of the Landlord's blanket premium, the Tenant will be furnished with a certificate of such insurance;

            (d) occupy the premises as soon as the premises are available for occupancy and the term commencement date shall have occurred and thereafter keep the premises open for business between the hours of 11 A.M. and 12 Midnight on all days other than Sundays and days upon which the Landlord permits the premises to be closed, (See Rider 'J-1' attached to this Lease) and it is hereby agreed that, for the purposes of Article Twentieth hereof, said hours shall be deemed to be "Business Hours";

            (e) place no fixtures, furnishings, decorations or equipment in the premises except such as are satisfactory to, and, prior to being installed or placed therein, shall have been approved by, the Landlord, such approval not to be unreasonably witheld;

            (f) display no lettering, sign, advertisement, notice or object and permit no such display on the windows or doors or on the outside of the perimeter walls of the premises except with the prior consent of the Landlord such consent not to be unreasonably withheld;

            (g) from time to time during the term hereof and at its expense redecorate the premises and refinish, renew and/or replace the fixtures, furnishings, decorations and equipment therein as in the reasonable judgment of the Landlord may be necessary to preserve the good appearance of the premises in keeping with the general standard maintained in similar areas in the Building; and

            (h) not install, place or permit any awning on the perimeter walls of the premises unless provided or consented to by the Landlord and each such awning so provided or consented to shall, to the reasonable satisfaction of the Landlord, be kept clean and in good order and state of repair and appearance by the Tenant, including, whenever necessary in the reasonable judgment of the Landlord, the replacement of awning coverings with materials reasonably approved by the Landlord; provided, however, that, where any such awning has been provided by and at the expense of the Landlord, the Landlord shall make all repairs and replacements of framework and/or mechanical parts thereof except that, if any such repair or replacement is required by reason of the Tenant's negligent act or omission, the Tenant shall pay to the Landlord the cost and expense of making the same.

Rider 'J-1' attached to and forming a part of Lease dated June 21, 1988 between ROCKEFELLER CENTER NORTH, INC., as the Landlord, and WHITE & WITKOWSKY, INC., as the Tenant.

such days on which the Landlord permits the premises to be closed consisting of those holidays for the Building as shall be determined each year by the Landlord. Such holidays for calendar year 1988 are as follows:

         New Year's Day                                             January 1
         Washington's Birthday (Observed)                           February 15
         Memorial Day                                               May 30
         Independence Day                                           July 4
         Labor Day                                                  September 5
         Presidential Election Day                                  November 8
         Thanksgiving Day                                           November 24
         Day after Christmas                                        December 26

      TWENTY-SEVENTH. Assignment by Tenant. Notwithstanding anything to the contrary contained herein, the Landlord will not unreasonably withhold its consent to (i) one assignment of this Lease by the Tenant or (ii) one transfer of all of the issued and outstanding shares of stock of the Tenant to a person, firm or corporation (herein called the "Assignee"), upon the express conditions that:

            (a) such assignment or transfer of stock is part of a sale of the majority of the restaurants then doing business under the firm name and style of WHITE & WITKOWSKY, INC., or such other name as may have been adopted by the Tenant for such restaurants, to such Assignee;

            (b) such assignment or transfer of stock will only be to an Assignee which is controlled by a person or persons with 5 years of experience in operating a first class restaurant of the type exemplified by The Post House, Smith & Wollensky, The Manhattan Ocean Club, The "21" Club, or in the reasonable discretion of the Landlord, has equivalent general business experience;

            (c) at the time of the acquisition by the Assignee of the majority of the restaurants doing business under the firm name and style of WHITE & WITKOWSKY, INC., or such other name as may have been adopted by the Tenant for such restaurants, such Assignee shall have a net worth (exclusive of the acquired assets of the restaurants of WHITE & WITKOWSKY, INC., or such other name as may have been adopted by the Tenant for such restaurants,) at least equal to that of all of the restaurants which had been doing business under the firm name and style of WHITE & WITKOWSKY, INC., or such other name as may have been adopted by the Tenant for such restaurants, as of the term commencement date of this Lease, adjusted to reflect the change in the CPI (as such term is defined in Article First hereof) during the period from the term commencement date to the date of such assignment;

            (d) in the event such assignment or transfer of stock shall take place after the tenth anniversary of the term commencement date of this Lease, then in such event and in consideration of its consent to such assignment or transfer of stock, the Landlord shall have the right, in its sole discretion, to adjust the fixed rent payable under this Lease for the remainder of the term hereof to the fair market rental value of the premises at the time of such assignment, which, if the Assignee so requests, shall be determined by arbitration in accordance with the rules of the American Arbitration Association, it being understood that the amount set forth in the first paragraph of Article Twenty-fourth hereof shall be the sum of the Square Foot Share of the Real Estate Taxes plus 107% of the Cost of Operation and Maintenance, both for the Computation Year immediately preceding the date on which such assignment or transfer of stock occurs. Notwithstanding the foregoing, such adjustment of the fixed rent may be made by the Landlord only in the event the rental rate for the premises established by the Landlord or by arbitration as aforesaid at the time of the assignment is 20% or more above the rate of fixed rent then in effect under this Lease;

            (e) in the event of the assignment of this Lease, the Tenant and the Assignee will execute and deliver to the Landlord an agreement in form and substance satisfactory to the Landlord, whereby the Assignee shall agree to be bound by and upon all of the covenants, agreements, terms, provisions and conditions set forth in this Lease.

      TWENTY-EIGHTH. Tenant's Work. The Tenant shall promptly submit to the Landlord, for the Landlord's approval (which approval shall not be unreasonably withheld or delayed), complete architectural and mechanical working drawings and specifications showing a proposed renovation of the spaces designated shop 'S' and shop 'G-1' on the Street Floor and shop 'B' and shop 'G-2' the Mezzanine Floor in Article First hereof (herein called "the Work Area") as desired by the Tenant consistent with the design, construction and equipment of the Building and in conformity with its standards, all in such form and in such detail, as may be reasonably required by the Landlord, it being understood and agreed that such work may include, but not be limited to, (a) provision for the construction of raised platforms throughout the Work Area, which construction may make use of fire retardant wood to the extent and in the manner permitted by the Building Code of the City of New York, (b) provision for the installation of awnings above the exterior windows of the premises, and canvas canopies extending from the sidewalk entrance to the premises to the curb, upon condition that each such awning and canopy meets the standard of the Landlord as to style, fabric and color established for similar awnings and canopies in the Building and in Rockefeller Center, (c) provision for the installation of exterior windows of the premises which open to the outside upon condition that (i) the Tenant may open such windows only under appropriate weather conditions and during the months of May, June, September and October and (ii) the Tenant shall have installed revolving doors at all doors in the premises to the lobby of the Building, and (d) provision for the installation of containers of ornamental plants on the sidewalk adjacent to the premises, such containers and the location thereof being acceptable to the City of New York and to the Landlord. It is understood and agreed that such work will be of such extent and character that the aggregate cost thereof to the Tenant will be at least $2,000,000 00. the expenditure of such aggregate cost to be verified by the Tenant to the reasonable satisfaction of the Landlord. The working drawings and specifications to be submitted to the Landlord as aforesaid shall be prepared by a competent architect licensed in the State of New York (in consultation with a competent engineer where required by the nature of the work), reasonably satisfactory to the Landlord, who shall be engaged by the Tenant and who, at the Tenant's expense, shall furnish all architectural and engineering services necessary for the preparation of said working drawings and specifications and in connection with securing the aforesaid approval thereof by the Landlord and with the securing by the Tenant of such approvals as by reason of the nature of the work shown on said working drawings and specifications, may be required from the Department of Buildings of the City of New York and any other governmental authorities.

      If the Landlord shall not approve any working drawing or specification as submitted by the Tenant, the Landlord shall with reasonable promptness, but in any event within 10 business days of such submission, notify the Tenant thereof and of the particulars of such revisions therein as are reasonably required by the Landlord for the purpose of obtaining its said approval and as promptly as reasonably possible after being so informed by the Landlord the Tenant shall submit to the Landlord, for the Landlord's approval (which approval shall not be unreasonably withheld), a working drawing or specification, as the case may be, incorporating such revisions or incorporating such modifications thereto as are suggested by the Tenant and approved by the Landlord (said working drawings and specifications, as so approved, being herein called "the Working Drawings"). Any such approval by the Landlord shall not be deemed to be a representation or warranty that the same is properly designed to perform the function for which it is intended or complies with any applicable law, ordinance, rule order or regulation of any governmental authority or insurance body, but only that the work required thereby will not interfere with the systems of the Building and is compatible with the design and structure of the Building.

      Such renovation shall be performed in accordance with, and subject to all of the covenants, agreements, terms, provisions and conditions of this Lease (including, but not limited to, Article Sixth hereof). Upon the approval by the Landlord of the Working Drawings, the Tenant shall proceed with due dispatch to cause the work as shown on such approved Working Drawings to be done at the Tenant's sole cost and expense.

      The workmen and the contractors performing the work and the manner, terms and conditions upon which the same is performed shall be satisfactory to and approved by the Landlord, so as to best assure the performance of the work in accordance with the Working Drawings. The work shall at all times comply with
(a) all applicable rules and regulations and orders of any and all governmental authorities or insurance bodies having jurisdiction with respect thereto, and
(b) with the reasonable rules and regulations of the Landlord pertaining to the performance thereof, taking into consideration that the work to be done is in the nature of the renovation of the Work Area for use in the operation of a first class restaurant.

      The Tenant, promptly after the execution and delivery of this Lease, will submit an alteration application to the Buildings Department of the City of New York seeking approval of the proposed means of egress from the premises. In connection with such application it is expected that the Buildings Department will advise the Tenant as to whether an amended Certificate of Occupancy is needed in order to permit the operation of a restaurant in the premises. In the event such amended Certificate of Occupancy is deemed required by the Buildings Department, the Tenant will immediately file for the same and at the same time seek a temporary Certificate of Occupancy enabling the Tenant to proceed with the work called for by this Article. The Landlord agrees that any delay in commencing such work caused by such application for a revised Certificate of Occupancy and a temporary Certificate of Occupancy shall cause the term commencement date of this Lease to be postponed to the extent of such delay provided, however, that such postponement shall in no event extend beyond January 4, 1989. The Tenant agrees to diligently seek to obtain in a timely manner the necessary permits, certificates and authorizations so that the work to be done hereunder may commence, and the term commencement date shall occur, with the least possible postponement of the term commencement date.

      The Tenant has submitted a sketch, attached hereto as Exhibit 'B', showing the exterior facade of the premises proposed tentatively by the Tenant and approved by the Landlord. The Tenant may revise such proposed exterior facade prior to the construction thereof, subject to the approval of the Landlord as provided herein.

      The parties hereto shall, upon the request of either party, enter into an agreement amending this Lease for the purpose of establishing the term commencement date hereof.

      TWENTY-NINTH. Modification of Existing Air Conditioning Systems. The premises are presently served by two separate air conditioning systems, one for shop 'S' on the Street Floor and shop 'B' on the Mezzanine Floor (herein called "System A"), and the second for shop 'G-1' on the Street Floor and shop 'G-2' on the Mezzanine Floor (herein called "System B").

      The Landlord has ordered a study to determine those modifications needed to System A and System B (a) to enable the Landlord to supply air conditioning to the premises during those periods when the Tenant may elect to open the exterior windows of the premises, (b) to enable System A alone to supply all of the heat and air conditioning to the premises as requested by the Tenant during hours outside of Business Hours, with System B held in readiness as a backup for such hours outside of Business Hours, and (c) to enable the supply of heat and air conditioning by System A outside of Business Hours to be furnished exclusively to the premises, and the Tenant may request such exclusive supply of air conditioning to the premises except on those occasions when another tenant or tenants served by System A may request heat or air conditioning for the like period outside of Business Hours. It is understood that by making such request for the use of System A alone to supply heat or air conditioning outside of Business Hours, the Tenant (a) assumes the risk of the adequacy of such heat and air conditioning, and (b) agrees to pay the charges provided in Article Twentieth hereof.

      The Tenant agrees to include provision for such modifications to the air conditioning systems in the Working Drawings (as such term is defined in Article Twenty-eighth hereof), and to incorporate such modifications in the work to be performed under such Article. The cost of the study ordered by the Landlord shall be reimbursed to the Landlord by the Tenant upon demand.

      THIRTIETH. Asbestos Removal by Tenant. The Landlord has ordered an inspection for the purpose of detecting the presence of asbestos in the spaces designated shop 'S' and shop 'G-1' on the Street Floor and shop 'B' and shop 'G-2' on the Mezzanine Floor, in Article First hereof (herein called the "Work Area"), such inspection to be conducted by a licensed inspector selected by the Landlord.

      In the event that the asbestos inspection report indicates the presence of asbestos in the premises, the Tenant shall submit to the Landlord, for the Landlord's approval, complete working drawings and specifications showing the proposed removal of all such asbestos from the Work Area, along with the replacement of such asbestos, as required, with approved insulating material, consistent with the design, construction and equipment of the Building and in conformity with its standards, to be performed by the Tenant as part of the work provided for in Article Twenty-eighth hereof, all in such form and in such detail as may be reasonably required by the Landlord. The working drawings and specifications to be submitted to the Landlord as aforesaid shall be prepared by a competent engineer licensed in the State of New York, reasonably satisfactory to the Landlord, who shall be engaged by the Tenant and who, at the Tenant's expense, shall furnish all architectural and engineering services necessary for the preparation of said working drawings and specifications and in connection with securing the aforesaid approval thereof by the Landlord and with the securing by the Tenant of such approvals as by reason of the nature of the work shown on said working drawings and specifications may be required, from the Department of Buildings of the City of New York and any other governmental authorities.

      If the Landlord shall not approve any working drawing or specification as submitted by the Tenant, the Landlord shall with reasonable promptness, notify the Tenant thereof and of the particulars of such revisions therein as are reasonably required by the Landlord for the purpose of obtaining its said approval, and as promptly as reasonably possible after being so informed by the Landlord the Tenant shall submit to the Landlord, for the Landlord's approval (which approval shall not be unreasonably withheld), a working drawing or specification, as the case may be, incorporating such revisions or incorporating such modifications thereto as are suggested by the Tenant and approved by the Landlord and including the estimated cost to the Tenant of such work (said working drawings and specifications, as so approved, being herein called "the Working Drawings"). Any such approval by the Landlord shall not be deemed to be a representation or warranty that the same is properly designed to perform the function for which it is intended or complies with any applicable law, ordinance, rule order or regulation of any governmental authority or insurance body, but only that the work required thereby will not interfere with the systems of the Building and is compatible with the design and structure of the Building.

      Such removal shall be performed in accordance with, and subject to all of the covenants, agreements, terms, provisions and conditions of this Lease (including, but not limited to Article Sixth hereof). Upon the approval by the Landlord of the Working Drawings, the Tenant shall proceed with due dispatch to cause the work as shown on such approved Working Drawings to be done Tenant's sole cost and expense.

The Landlord agrees to reimburse the Tenant for the cost of the work provided for in this Article, in the following manner:

      (a) the amount of any prepayment for the work made by the Tenant, such amount not to exceed 20% of the total cost thereof;

      (b) the amount of any subsequent progress payment made by the Tenant during the course of the work, and

      (c) the amount of the final payment made by the Tenant upon receipt by the Landlord of evidence satisfactory to it of the completion of such work and manner satisfactory to the Landlord and upon the furnishing by the Tenant to the Landlord of (i) the discharge of any lien filed in connection with such work, and (ii) certificates issued by governmental authorities indicating the satisfactory removal of the asbestos.

The cost of the work to the Tenant to be reimbursed by the Landlord shall consist of the actual cost to the Tenant of such work including the cost of preparation of drawings, installation of replacement material, engineering studies, reports, permits and approvals in connection therewith. The reimbursement provided herein shall be made promptly upon receipt of a bill from the Tenant consistent with the provisions of this Article.

      THIRTY-FIRST. Security. The Tenant shall at all times maintain on deposit with the Landlord cash in the Required Amount as security for the full and faithful keeping, observance and performance of all of the covenants, agreements, terms, provisions and conditions of this Lease provided to be kept observed or performed by the Tenant (expressly including, without being limited to, the payment as and when due of the fixed rent, percentage rent, if any, additional rent and any other sums or damages payable by the Tenant under this Lease) and the payment of any and all other damages for which the Tenant shall be liable by reason of any act or omission contrary to any of said covenants, agreements, terms, provisions or conditions. If at any time the Tenant shall be in default in the payment as aforesaid of any such fixed rent, percentage rent, additional rent, and/or any other sums or damages or shall otherwise be in default in the keeping, observance or performance of any of the covenants, agreements, terms, provisions or conditions of this Lease, then at the Landlord's election, the cash on deposit with it as aforesaid may be applied by the Landlord to the payment of the fixed rent, percentage rent, additional rent, other sums or damages in respect to which the Tenant is so in default and/or, if the Tenant is otherwise in default in the keeping, observing or performing as aforesaid of any of the covenants, agreements, terms, provisions or conditions of this Lease, said cash on deposit may be applied by the Landlord to the payment of such costs and expenses as the Landlord shall incur in curing any such default. If as a result of any such application of any such cash, the amount of cash so on deposit with the Landlord shall at any time be less than that hereinabove specified, the Tenant shall forthwith deposit with the Landlord additional cash in an amount equal to the deficiency. If, at the expiration of the term of this Lease, all of said fixed rent, percentage rent, if any, additional rent, other sums or damages, costs or expenses shall have been paid by the Tenant to the Landlord and the Tenant shall not be in default in the keeping, observance or performance of any other covenant, agreement, term, provision or condition of this Lease, then the Landlord shall return to the Tenant all, or such part of the cash, if any, then on deposit with the Landlord pursuant to this Article.

      As used in this Article, the term "Required Amount" shall mean $236,775.00 except that, if on each of the respective anniversaries of the term commencement date hereinafter set forth the Tenant is not in default in the due keeping, observance or performance of any covenant, agreement, term, provision or condition of this Lease, then, on and after each such anniversary, said term shall mean the amount set forth opposite such anniversary in the following schedule:

                 Anniversary                    Required Amount
                 -----------                    ----------------
                 First                          $169,125.00
                 Second                         $135,300.00
                 Third                          $101,475.00

      In lieu of maintaining on deposit with the Landlord cash as aforesaid, the Tenant may maintain with the Landlord an irrevocable letter of credit issued by a New York clearing house bank in the Required Amount drawable upon by the Landlord at any time when cash on deposit with it as aforesaid might and to the extent could have been applied by the Landlord pursuant to the first paragraph of this Article upon the delivery to said bank of the Landlord's certificate to such effect, and otherwise containing terms and conditions satisfactory to the Landlord. The Landlord shall use any amount so drawn in accordance with said first paragraph. If at any time the sum of the amount drawable pursuant to said letter of credit plus any cash on deposit with the Landlord pursuant to this Article shall be less than the Required Amount, the Tenant agrees forthwith to deposit with the Landlord cash equal to such deficiency.

      If any letter of credit so maintained with the Landlord provides that the amount drawable pursuant to said letter of credit shall cease to be available on a date prior to October 31, 2009, the Tenant shall, at least 30 days prior to the date specified in said letter of credit as being the date on which such drawable amount will cease to be available, either furnish to the Landlord a renewal or extension of said letter of credit, a new letter of credit complying herewith, or deposit with the Landlord such amount of cash as shall, when added to any cash then on deposit with the Landlord, equal, equal to the Required Amount. Failure to comply with the provisions of the preceding sentence prior to the commencement of said 30-day period shall be deemed to be a default under this Lease and the Landlord may, at any time during said 30-day period, draw upon such letter of credit and retain as security hereunder the amount so drawn.

      THIRTY-SECOND. Stock Control. The Tenant hereby represents that the majority of the shares of each class of stock of the Tenant now issued and outstanding is owned by Alan Stillman, residing at No. 322 East 57th Street, New York, N.Y. 10022, and it is expressly understood and agreed that, except with the prior consent of the Landlord, that a Permitted Stockholder (as herein defined), will continue at all times throughout the term of this Lease to own at least 35% of the shares of each class of stock of the Tenant now or hereafter issued and outstanding, and further that the said Alan Stillman (or in the event of his death, a qualified person having achieved and demonstrated a high level of competence in supervising the conduct and operation of a first class restaurant, and whose achieving and demonstrating a high level of competence shall be subject to the approval of the Landlord, which approval shall not be unreasonably withheld or delayed) shall at all times throughout the term of this Lease have effective working control of the business of the Tenant, and the breach of this condition shall be deemed for all purposes an assignment of this Lease in violation of the covenants of Article Seventh hereof. The term "Permitted Stockholder" shall mean (i) the said Alan Stillman or in the event of his death his executor, administrator, heirs or devisees, and (ii) the spouse and/or any child of the said Alan Stillman and/or a trust established by the said Alan Stillman for the benefit of his spouse or child.

      THIRTY-THIRD. Assignment of Lease to a Limited Partnership. The Landlord will not unreasonably withhold its consent to one assignment of this lease by the Tenant to a limited partnership to be formed (herein called "the Assignee"), upon the express condition that (a) at all times a Permitted Stockholder (as such term is defined in Article Thirty-second hereof) owns, directly or indirectly not less than a 35% interest in the Assignee, and (b) Alan Stillman, residing at No. 322 East 57th Street, New York, N.Y. 10022 (or in the event of his death, a qualified person having achieved and demonstrated a high level of competencey in supervising the conduct and operation of a first class restaurant, and whose achieving and demonstrating a high level of competence shall be subject to the approval of the Landlord, which approval shall not be unreasonably witheld or delayed) shall at all times throughout the term this Lease, have effective working control of the business of the Tenant, and the breach of this condition shall be deemed for all purposes an assignment of this Lease in violation of the covenants of Article Seventh hereof; and (c) in the event of the assignment of this Lease, the Tenant and the Assignee will execute and deliver to the Landlord an agreement in form and substance satisfactory to the Landlord, whereby the Assignee shall agree to be bound by and upon all of the covenants, agreements, terms, provisions and conditions set forth in this Lease.

      THIRTY-FOURTH. Brokerage Commission. The Tenant represents and warrants that neither it nor any of its directors, officers, employees or agents has acted so as to entitle any broker, other than Helmsley-Spear, Inc of No. 60 East 42nd Street, New York, N.Y. 10165, to a commission in connection with this transaction, which commission shall be paid by the Landlord. The Landlord represents that it has not dealt with any other broker with respect to this transaction.

      FINALLY. Quiet Enjoyment. If, and so long as, the Tenant keeps, observes and performs each and every covenant, agreement, term, provision and condition herein contained on the part of the Tenant to be kept, observed and performed, the Tenant shall quietly enjoy the premises without hindrance or molestation by the Landlord or by any other person lawfully claiming the same, subject, however, to the covenants, agreements, terms, provisions and conditions of this Lease and to the underlying leases and the underlying mortgages to which this Lease is subject and subordinate, as hereinbefore provided.

      In Witness Whereof, the Landlord and the Tenant have duly executed this Lease as of the day and year first above written.

                                                  ROCKEFELLER CENTER NORTH, INC.

Attest:

                                                  By: /s/ [ILLEGIBLE]
/s/ [ILLEGIBLE]                                      --------------------------
-------------------------                                             President
      Assistant Secretary


Attest:                                           WHITE & WITKOWSKY, INC.,

                                                  By: /s/ [ILLEGIBLE]
                                                     --------------------------
-------------------------                                  Vice President
   Assistant Secretary

                              RULES AND REGULATIONS

      1. The rights of the Tenant in the sidewalks, entrances, corridors, elevators and escalators of the Building are limited to ingress to and egress from the premises for the Tenant and its employees, licensees and invitees, and the Tenant shall not invite to the premises, nor permit the visit thereto by, persons in such numbers or under such conditions as to interfere with the use and enjoyment by others of the sidewalks, entrances, corridors, elevators, escalators or any other facilities of the Building. Fire exits and stairways are for emergency use only, and they shall not be used for any other purpose by the Tenant, its employees, licensees or invitees. The Landlord shall have the right to regulate the use of and operate the public portions of the Building. as well as portions furnished for the common use of the tenants, in such manner as it deems best for the benefit of the tenants generally.

      2. The Landlord may refuse admission to the Building outside of ordinary business hours to any person not having a pass issued by the Landlord or not properly identified, and may require all persons admitted to or leaving the Building outside of ordinary business hours to register. Any person whose presence in the Building at any time shall, in the judgment of the Landlord, be prejudicial to the safety, character, reputation and interests of the Building or of its tenants may be denied access to the Building or may be ejected therefrom. In case of invasion, riot, public excitement or other commotion the Landlord may prohibit all access to the Building during the continuance of the same, by closing doors or otherwise, for the safety of the tenants or protection of property in the Building. The Landlord shall, in no way, be liable to the Tenant for damages or loss arising from the admission, exclusion or ejection of any person to or from the premises or the Building under the provisions of this rule. The Landlord may require any person leaving the Building with any package or other object to exhibit a pass from the tenant from whose premises the package or object is being removed, but the establishment or enforcement of such requirement shall not impose any responsibility on the Landlord for the protection of the Tenant against the removal of property from the premises of the Tenant.

      3. The Tenant shall not obtain or accept for use in the premises ice, drinking water, food, beverage, towel, linen, uniform, barbering, bootblacking or similar or related services from any persons not authorized by the Landlord to furnish such services. Such services shall be furnished only at such hours, in such places within the premises and under such regulations as may be fixed by the Landlord.

      4. Where any damage to the public portions of the Building or to any portions used in common with other tenants is caused by the Tenant or its employees, licensees or invitees, the cost of repairing the same shall be paid by the Tenant on demand.

      5. Except in the case of a shop, no lettering, sign, advertisement, trademark, emblem, notice or object shall be displayed in or on the windows or doors, or on the outside of the premises, or at any point inside the premises where the same might be visible outside the premises, except that the name of the Tenant may be displayed on the entrance door of the premises, subject to the approval of the Landlord as to the location, size, color and style of such display. The inscription of the name of the Tenant on the door of the premises shall be done by the Landlord and the expense thereof shall be paid by the Tenant to the Landlord.

      6. No awnings or other projections of any kind over or around the windows or entrances of the premises shall be installed by the Tenant, and only such window blinds and shades as are approved or supplied by the Landlord shall be used in the premises. Linoleum, tile or other floor covering shall be laid in the premises only in a manner approved by the Landlord.

      7. The Landlord shall have the right to prescribe the weight and position of safes and other objects of excessive weight, and no safe or other object whose weight exceeds the lawful load for the area upon which it would stand shall be brought into or kept upon the premises. If, in the judgment of the Landlord, it is necessary to distribute the concentrated weight of any safe or heavy object, the work involved in such distribution shall be done in such manner as the Landlord shall determine and the expense thereof shall be paid by the Tenant. The moving of safes and other heavy objects shall take place only upon previous notice to, and at times and in a manner approved by, the Landlord, and the persons employed to move the same in and out of the Building shall be acceptable to the Landlord. No machines, machinery or electrical or electronic equipment or appliances of any kind shall be placed or operated so as to disturb other tenants. Freight, furniture, business equipment, merchandise and packages of any description shall be delivered to and removed from the premises only in the freight elevators and through the service entrances and corridors, and only during hours and in a manner approved by the Landlord.

      8. No noise, including the playing of any musical instrument, radio or television, which, in the judgment of the Landlord, might disturb other tenants in the Building, shall be made or permitted by the Tenant. No animal shall be brought into or kept in the Building or the premises. No dangerous, inflammable, combustible or explosive object or material shall be brought into or kept in the Building by the Tenant or with the permission of the Tenant, except as permitted by law and the insurance companies insuring the Building or the property therein. Any cuspidors or containers or receptacles used as such in the premises, or for garbage or similar refuse, shall be emptied, cared for and cleaned by the Tenant.

      9. No additional locks or bolts of any kind shall be placed upon any of the doors or windows in the premises and no lock on any door shall be changed or altered in any respect. Duplicate keys for the premises and toilet rooms shall be procured only from the Landlord, and the Tenant shall pay to the Landlord the Landlord's reasonable charge therefor. Upon the termination of the Lease, all keys of the premises and toilet rooms shall be delivered to the Landlord.

      10. All entrance doors in the premises shall be left locked by the Tenant when the premises are not in use. No door (other than a door in an interior partition of the premises) shall be left open at any time.

      11. The Landlord reserves the right to rescind, alter or waive any rule or regulation at any time prescribed by the Landlord when, in its judgment, it deems it necessary, desirable or proper for its best interest or for the best interests of the tenants, and no recision, alteration or waiver of any rule or regulation in favor of one tenant shall operate as an alteration or waiver in favor of any other tenant. The Landlord shall not be responsible to the Tenant for the nonobservance or violation by any other tenant of any of the rules or regulations at any time prescribed by the Landlord.

      12. Potentially hazardous foods under heat or refrigeration shall be maintained at appropriate temperatures in accordance with the New York City Health Code and other applicable legal requirements.

      13. Garbage and waste material shall not be permitted to accumulate or become a nuisance. All refuse shall be disposed of by the Tenant in sealed plastic bags of adequate strength and size.

      14. The Tenant shall promptly notify the Landlord of any inspection of the premises by governmental agencies having jurisdiction over matters involving health or safety.

      15. The Tenant shall maintain all garbage dumpsters in a clean and sanitary condition as directed by the Landlord.

      16. The Tenant shall be responsible for maintaining the premises rodent and insect free. Extermination services shall be provided by the Tenant on a monthly basis and additionally as required by the Landlord.

      17. All food storage areas shall be adequately protected against vermin entry.

      18. Drain pipes shall be kept free of obstructions and operable at all times.

      19. Restrooms and lockerrooms shall be kept clean and sanitary at all times.

      20. Exit signs shall be illuminated at all times.

      21. Emergency lighting, including battery components, shall be in good working condition at all times.

                                                                       EXHIBIT A

                               [GRAPHIC OMITTED]

                         ROCKEFELLER CENTER NORTH, INC.

                           1271 AVENUE OF THE AMERICAS

                                                                       EXHIBIT A

                               [GRAPHIC OMITTED]

                         ROCKEFELLER CENTER NORTH, INC.

                           1271 AVENUE OF THE AMERICAS

EXHIBIT B

Notes:      (1)   Finishes on wall and doors to be compatable with metal
                  finishes of Building. Brushed aluminum would be acceptable on walls and column covers as an example. Baked on stipple finish aluminum doors will be reviewed as a possibility upon receipt of samples for color and texture. Faux granite finish is not acceptable, although the use of limestone to match the Building is a possibility as an alternative to the metal.

            (2) Colors for canopies and awnings to be a uniform color to be approved by Rockefeller Center Management Corporation. Colors for canopies and all surfaces to be approved by Rockefeller Center Management Corporation.

            (3) Design for retractable awnings will become a standard for West Side Buildings and therefore must be closely coordinated with Rockefeller Center Management Corporation.

            (4) Use of glass panels, above new doors is preferable to solid panels. Lighting behind glass is an option.

            (5) Note that two different colors (to be approved by RCMC) will be permitted on the bottom 18" of each canopy with the adjacent section of awning to have a matching fringe to a maximum of 12" deep.

                            [ELIVATION PLAN OMITTED]

      RESTAURANT 1271 AVENUE OF THE AMERICAS, N.Y.C.

ACCEPTED AND INITIALLED BY:
TENANT:
LANDLORD:

      SUPPLEMENTAL INDENTURE, dated as of January 1, 1991, between ROCKEFELLER CENTER NORTH, INC., a New York corporation, having an office at No. 1230 Avenue of the Americas, New York, New York 10020 (herein called "the Landlord"), and LA CITE ASSOCIATES L.P., a Delaware Limited Partnership, having an office at No. 1114 First Avenue, New York, N.Y. 10021 (herein called "the Tenant").

      By Lease dated June 21, 1988, as the same heretofore may have been amended (herein called "the Original Lease"), certain premises, as therein described, in the building known as 111 West 50th Street (herein called "the Building") in the Borough of Manhattan, New York, N.Y., are now leased and demised by the Landlord to the Tenant.

      The parties hereto mutually desire to amend the Original Lease as herein set forth, and are executing and delivering this Supplemental Indenture for such purpose. (The Original Lease as amended by this Supplemental Indenture is herein called "the Lease".)

      Now, therefore, this Supplemental Indenture Witnesseth, that the parties hereto, in consideration of the covenants, agreements, terms, provisions and conditions herein contained, hereby amend the Original Lease in the following respects, and only in the following respects:

      (1) The fixed rent payable under the Lease during the period commencing on January 1, 1991 and ending on September 30, 1991 is hereby deferred until January 1, 1994 (such amount to be hereinafter called "the Deferred Rent"). The Landlord and the Tenant hereby agree that the deferral of the Deferred Rent shall not be construed as an "abatement of the fixed rent" within the meaning of the fourth paragraph of Article Twenty-fourth of the Lease, nor will such deferral imply a deferral or abatement of any additional rent or other charge due and payable under the Lease. All Deferred Rent shall accrue Interest (as hereinafter defined) from the date of deferral until the date of repayment. The Tenant shall pay to the Landlord, in arrears on the first day of each month, accrued but unpaid Interest.

      Effective on and after January 1, 1994, the Tenant shall pay to the Landlord monthly, in addition to the rent and all other charges due and payable under the Lease, one-thirty-sixth (1/36) of the Deferred Rent, the outstanding balance of which will continue to accrue Interest payable as set forth in the preceding paragraph.

      All payments applied against amounts due under this Article shall be applied first to accrued but unpaid Interest and then to reduction of the Deferred Rent.

      Notwithstanding anything contained in this Article to the contrary, the Tenant may repay the entire outstanding principal balance of the Deferred Rent with accrued but unpaid Interest thereon at any time.

      "Interest" shall mean interest equal to 2% per annum above the prime commercial rate of the Chase Manhattan Bank (N.A.) or any successor thereto, in effect from time to time, but not in excess of 12% per annum. The Interest shall be deemed additional rent under the Lease.

      (2) If, at any time during the period commencing on January 1, 1991 and ending on December 31, 1993, Alan Stillman personally advances to the Tenant the sum of $500,000.00 which money is used by the Tenant for working capital for the restaurant operated in the premises, and if the Tenant delivers to the Landlord evidence, satisfactory to the Landlord, of such advance and use of funds, then in such event, upon the first day of the second month following delivery of such evidence, but in no event prior to January 1, 1992 (hereinafter called "the Phase II Deferral Commencement Date") and for nine months thereafter, the Landlord will grant to the Tenant a second deferral of the fixed rent (but not any Deferred Rent) payable under the Lease, such deferral being herein called "the Phase II Deferral" and the rent deferred during such period being herein called "the Phase II Deferred Rent"). All Phase II Deferred Rent shall accrue Interest from the date of deferral until the date of repayment. The Phase II Deferred Rent shall be deferred until that date which is three years from the Phase II Deferral Commencement Date (such date being hereinafter called "the Phase II Deferral Repayment Commencement Date"). The Tenant shall pay to the Landlord, in arrears on the first day of each month, Interest on the Phase II Deferred Rent that is accrued but unpaid.

      Effective on and after the Phase II Deferral Repayment Commencement Date, the Tenant shall pay to the Landlord monthly, in addition to the rent and all other charges due and payable under the Lease, one-thirty-sixth (1/36) of the Phase II Deferred Rent, the outstanding balance of which will continue to accrue Interest payable as set forth in the preceding paragraph.

      All payments applied against amounts due under this Article shall be applied first to accrued but unpaid Interest and then to reduction of the Phase II Deferred Rent.

      Notwithstanding anything contained in this Article to the contrary, the Tenant may repay the entire outstanding principal balance of the Phase II Deferral with accrued but unpaid Interest thereon at any time.

      (3) The Tenant shall submit to the Landlord within 45 days after each calendar year during the remainder of the term of the Lease the annual audited financial statements of the Tenant for such calendar year prepared in accordance with generally accepted accounting principles, the first submission to be for calendar year 1990.

      (4) The Original Lease, as hereby amended, shall remain in full force and effect according to its covenants, agreements, terms, provisions and conditions.

      IN WITNESS WHEREOF, the parties hereto have duly executed this Supplemental Indenture as of the day and year first above written.

                                        ROCKEFELLER CENTER NORTH, INC.


Attest:                                 By______________________________________
                                                                  Vice President

___________________________________
Assistant Secretary


                                        LA CITE ASSOCIATES L.P.


                                        By: /s/ [ILLEGIBLE]
                                           -------------------------------------
Witness:                                            (General Partner)


___________________________________

      SUPPLEMENTAL INDENTURE, dated as of January 1, 1992, between ROCKEFELLER CENTER NORTH, INC., a partnership, having an office at No. 1230 Avenue of the Americas, New York, N.Y. 10020 (herein called "the Landlord'), and LA CITE ASSOCIATES L.P., a Delaware Limited Partnership, having an office at No. 1114 First Avenue, New York, N.Y. 10021 (herein called "the Tenant").

      By Lease dated June 21, 1988, as the same heretofore may have been amended (herein called "the Original Lease"), certain premises, as therein described, in the building known as 111 West 50th Street (herein called "the Building") in Rockefeller Center (herein called "the Center"), in the Borough of Manhattan, New York, N.Y., are now leased and demised by the Landlord to the Tenant.

      The parties hereto mutually desire to amend the Original Lease as herein set forth, and are executing and delivering this Supplemental Indenture for such purpose. (The Original Lease as amended by this Supplemental Indenture is herein called "the Lease".)

      NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH, that the parties hereto, in consideration of the covenants, agreements, terms, provisions and conditions herein contained, hereby amend the Original Lease in the following respects, and only in the following respects:

      (1) The fixed rent payable under the fourth paragraph of Article First of the Original Lease is amended as follows:

Portion of Lease Term                   Fixed Rent
---------------------                   ----------

January 1, 1992 to and including
  December 31, 2000                     $200,000.00 per annum
January 1, 2001 to and including
  September 30, 2009                    as provided in the Original Lease.

      (2) Effective on and after January 1, 1992, the fifth paragraph of Article First of the Original Lease shall be amended by deleting the date "January 1, 1990" where it appears therein and substituting therefor the date "January 1, 1993".

      (3) Effective on and after January 1, 1992, the provisions of Article (2) of Supplemental Indenture dated as of January 1, 1991, constituting a part of the Original Lease, are hereby cancelled and annulled and shall be of no further force or effect.

      (4) Effective on and after January 1, 1992, a new Article to be numbered Thirty-fifth shall be deemed added to the Original Lease immediately after Article Thirty-fourth thereof reading as follows:

      "THIRTY-FIFTH. Percentage Rent. The percentage rent reserved under this Lease for each Percentage Rent Year shall be the amount, if any, which is the product of the Income Percentage times the Gross Income for such Percentage Rent Year, as provided in the third paragraph of this Article below, and payments on account of such percentage rent for each Percentage Rent Year shall be made in monthly installments, the installment for each calendar month in which occurs any part of the term hereof to be payable within 5 days after the end such month, provided, however, that, if the aggregate of the monthly installments of percentage rent paid by the Tenant with respect to any Percentage Rent Year shall exceed the percentage rent finally determined to be payable for such Percentage Rent Year, the Landlord will promptly refund such excess to the Tenant. Within 5 days after the close of each such month, the Tenant shall furnish to the Landlord a statement, verified by such person selected by the Tenant and who shall be reasonably satisfactory to the Landlord, showing the amount of the Gross Income for such month and for the portion of the Percentage Rent Year ending on the last day of such month. Nothing in this Article nor the receipt of any such percentage rent by the Landlord shall be deemed to constitute the Landlord a partner of, or joint venturer with, the Tenant.

      The term "Percentage Rent Year", as used in this Lease, shall be deemed to mean each 12-month period commencing with January 1 and ending with the following December 31 in which occurs any part of the term this Lease and, in the case of a Default Termination of this Lease, in which would have occurred any part of the full term of this Lease except for such Default Termination.

      The term "Income Percentage", as used in this Lease, shall be deemed to be 11% with respect to Gross Income in excess of $5,000,000.00 per annum but not more than $7,000,000.00 per annum with respect to any Percentage Rent Year, and 9% with respect to Gross Income in excess of $7,000,000.00 per annum with respect to any Percentage Rent Year. Notwithstanding the foregoing, and regardless of the amount of

Gross Income for any Percentage Rent Year, the Tenant shall pay a minimum percentage rent, as shown on the following schedule for each Percentage Rent Year, commencing with 1996 and running through 2000:

PERCENTAGE RENT YEAR                    MINIMUM PERCENTAGE RENT
--------------------                    -----------------------

     1996                               $220,000.00 + 216,000
     1997                                265,000.00 + 220,000
     1998                                310,000.00 + 225,000
     1999                                355,000.00 + 230,000
     2000                                400,000.00 + 234,000

      The term "Gross Income", as used in this Lease, shall be deemed to mean all gross receipts (without any deduction of any kind or nature whatsoever, whether on account of material, labor, service or collection cost, interest or cash discount paid or allowed, or other cost or expense) received by as well as growing due to the Tenant and its subtenants and concessionaires in the premises from whatsoever source and in whatever form or manner received, from the operation of the business conducted at, through or from the premises, including (but not limited to) the amount of the gross sales price of all property sold or ordered, and the gross charge for all services rendered or ordered at, through or from the premises and also all sums received by as well as growing due (whether by way of admission charges or otherwise) from exhibitions or displays, if any, held at the premises, regardless of how, when or if the amount of such gross sales price, such gross charges for services or such sums from exhibitions of displays are paid or whether the same are represented by actual cash receipts or by credit or by property or other value; provided, however, that in determining Gross Income the following items shall be excluded, namely (a) the sales price of merchandise originally sold at the premises to the extent refunded or credited to the purchasers thereof at the time of the return of the same at the premises, but any such refund or credit applied again the sales price of other merchandise shall constitute Gross Income, (b) any sales, excise, stamp and similar taxes and parcel post and insurance charges which are collected directly from the customer and where the same are separately stated on the sales record, and (c) any receipts not from the operation of the business regularly conducted at the premises.

      The Tenant shall use its best efforts at all times to make the business operated or conducted at, through and from the premises as productive of Gross Income as possible consistent with sound business judgment. If the Tenant, either directly or indirectly, operates or conducts, or is interested in, a similar business at another location or locations in The City of New York, it shall not resort to any devices which would prefer said business at such other location or locations over its business at, through or from the premises or which would adversely affect Gross Income.

      The Tenant shall cause each and every amount included within Gross Income to be recorded on a cash register, sales ticket book, meal check, beverage check, admission ticket and/or such other device or record (which shall be located on the premises) customarily used in a business similar to that being conducted at, through and from the premises, and which shall be satisfactory to and approved by the Landlord. The Tenant shall cause to be installed and maintained at all times in the premises proper books and records in keeping with sound accounting practice and satisfactory to the Landlord, showing accurately the amount of Gross Income and such books and records relating to any Percentage Rent Year shall not be destroyed or disposed of within 36 months after the end of such Percentage Rent Year except with the prior approval of the Landlord. The Landlord, by an accountant or otherwise, shall have the right at any time and from time to time to examine all such books and records, as well as all such cash registers, sales ticket books, meal checks, beverage checks, admission tickets and/or other device or records.

      Notwithstanding anything contained in this Article, the Tenant shall not subject all or any part of the premises or authorize or permit the use thereof by or for any concession except in accordance with Article Seventh hereof.

      (5) Article Twenty-seventh of the Original Lease is hereby amended by the substitution of a semi-colon in place of the period at the end of subparagraph
(e), and by adding the following thereafter:

            (f) in the event of the assignment of this Lease, and only in such event, the Tenant shall, on or before the effective date of such assignment, pay to the Landlord the outstanding principal balance and interest of the Deferred Rent (as such term is defined in Article (1) of Supplemental Indenture dated as of January 1, 1991 constituting a part of the Original Lease.) Should no such assignment take place during the term of the Lease, the Tenant shall have no further obligation to repay any of the principal or interest of the Deferred Rent.

      (6) The Original Lease, as hereby amended, shall remain in full force and effect according to its covenants, agreements, terms, provisions and conditions.

      IN WITNESS WHEREOF, the parties hereto have duly executed this Supplemental Indenture as of the day and year first above written.

                                        ROCKEFELLER CENTER NORTH, INC.,
                                        By ROCKEFELLER CENTER MANAGEMENT
                                        CORPORATION, its Agent

                                        By /s/ Jonathan [ILLEGIBLE]
                                          --------------------------------------
                                                              Vice President

Attest:

/s/ [ILLEGIBLE]
-----------------------------------
                Assistant Secretary


                                        LA CITE ASSOCIATES L.P.,

                                        By /s/ Alan Stillman
                                          --------------------------------------
                                          Alan Stillman, President
                                          White & Witkowsky Inc. General Partner

Attest:

/s/ [ILLEGIBLE]
-----------------------------------
                Assistant Secretary